UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2011

Date of reporting period:	10/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Global bond

Objective

Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Director of the Prudential Global Total Return Fund, Inc. (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Director of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.44%; Class B, 2.14%; Class C, 2.14%; Class Z, 1.14%. Net operating expenses: Class A, 1.35%; Class B, 2.10%; Class C, 2.05%; Class Z, 1.10%, after contractual and voluntary reduction. The distribution fees for Class A shares are contractually reduced through 2/28/2013. The distribution fees for Class C shares were contractually reduced through 2/28/2011.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	4.60%	51.40%	93.58%
Class B	3.86	45.83	79.62
Class C	4.14	47.60	83.66
Class Z	4.87	53.08	98.26
Barclays Capital Global Aggregate Bond Index	4.07	39.77	95.26
Citigroup WGBI—Unhedged	3.73	43.26	104.33
Lipper Average	2.41	33.20	87.97

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	–1.11%	7.36%	6.04%
Class B	–1.80	7.40	5.76
Class C	2.23	7.81	5.99
Class Z	3.80	8.59	6.79
Barclays Capital Global Aggregate Bond Index	4.00	6.85	6.88
Citigroup WGBI—Unhedged	4.61	7.54	7.43
Lipper Average	1.60	5.70	6.39

Average Annual Total Returns (With Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	–0.10%	7.65%	6.34%
Class B	–0.86	7.69	6.03
Class C	3.20	8.10	6.27
Class Z	4.87	8.89	7.08

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Average Annual Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	4.60%	8.65%	6.83%
Class B	3.86	7.84	6.03
Class C	4.14	8.10	6.27
Class Z	4.87	8.89	7.08

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital Global Aggregate Bond Index and Citigroup World Government Bond Index (WGBI)—Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2001) and the account values at the end of the current fiscal year (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% annually in effect through February 28, 2013, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Global Total Return Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C to Class Z shares, or from Class Z to Class A shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Barclays Capital Global Aggregate Bond Index

The Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

Citigroup World Government Bond Index (WGBI)

Note: The Fund no longer utilizes the Citigroup World Government Bond Index-Unhedged as its performance benchmark for performance comparisons and now utilizes the Barclays Capital Global Aggregate Bond Index. The Citigroup World Government Bond Index-Unhedged is composed of domestic and foreign government debt. The Barclays Capital Global Aggregate Bond Index is composed of diversified domestic and foreign debt sectors, and is a more appropriate index for performance comparisons, because the Fund does not limit its sector allocations to government debt.

Lipper Global Income Funds Average

The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Long-Term Holdings expressed as a percentage of net assets as of 10/31/11
Federal Home Loan Mortgage Corp., 4.500%, TBA 30 YR	2.4%
South Africa Government Bond, Ser. R213, 7.000%, 02/28/31	1.6
Spain Government Bond, 3.250%, 04/30/16	1.2
Italy Certificati di Credito del Tesoro, 5.110%, 04/30/13	1.2
Poland Government International Bond, Sr. Unsec’d. Notes, Ser. 8, 1.920%	1.2

Holdings are subject to change.

Distributions and Yields as of 10/31/11
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.71	2.84%
Class B	0.65	2.22
Class C	0.66	2.23
Class Z	0.73	3.21

Prudential Global Total Return Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Global Total Return Fund’s Class A shares rose 4.60% for the 12-month reporting period ended October 31, 2011, outperforming the 4.07% gain of the benchmark Barclays Capital Global Aggregate Bond Index (the Global Aggregate Index).

The Class A shares also outperformed the 3.73% gain of the Citigroup World Government Bond Index—Unhedged (Citigroup WGBI—Unhedged) and the 2.41% gain of the Lipper Global Income Funds Average.

On March 8, 2011, Prudential Fixed Income changed the Fund’s benchmark to the Global Aggregate Index from the Citigroup WGBI—Unhedged. The composition of the Global Aggregate Index is more closely aligned with the Fund’s multi-sector strategy, while the Citigroup WGBI—Unhedged is almost entirely composed of the government debt of developed nations.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which seeks total return, made up of current income and capital appreciation. It invests at least 65% of its total assets in debt securities that include (but are not limited to) bonds of U.S. and foreign corporations, governments, and agencies as well as mortgage-related securities and asset-backed securities. The latter are securities created from pools of credit card receivables, auto loans, or certain other types of loans.

The Fund primarily looks for investment-grade bonds denominated in U.S. dollars or foreign currencies. However, it can also invest in high yield corporate bonds, which are commonly called “junk” bonds (and not included in the Global Aggregate Index) because they are rated below investment grade. Portfolio managers work closely with a team of 65 credit research analysts in selecting bonds to buy and sell.

Prudential Fixed Income received approval from the Board of Directors of the Fund to change the Fund’s non-fundamental investment limits to better align them with those of the Prudential Total Return Bond Fund, a similarly managed portfolio. These changes will become effective on or about March 1, 2012.

•	The investment limit in high yield corporate bonds was increased from up to 35% of total assets to up to 50% of total assets.

•	The investment limit in asset-backed securities was increased from up to 15% of total assets to up to 35% of total assets.

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How did global bond markets perform?

Global fixed income markets of economically developed nations faced heightened volatility driven by momentous economic and political developments around the world. Yet these markets delivered a 4.07% gain overall for the period in U.S. dollar terms without hedging for currency risk, according to the Global Aggregate Index.

•

A protracted sovereign-debt crisis in the euro zone was a major source of volatility. Despite efforts of European policymakers to contain the crisis, it spread from smaller nations such as Greece and Portugal to Italy, pushing up yields on Italian government bonds and driving down their prices, as bond prices move inversely to yields. Near the end of the period, European leaders announced their latest deal that called for reducing Greece’s debt load, recapitalizing European banks, and greatly increasing the amount of Europe’s bailout fund. Though investors welcomed this news, sovereign debt markets of Italy, Spain, Portugal, and Greece still ended the reporting period in the red.

•

Another key source of volatility was the deteriorating prospects for the global economic recovery, which suffered shocks from soaring oil prices caused by regime change in North Africa and the Middle East and supply chain disruptions caused by a natural disaster in Japan. Many central banks reduced borrowing costs to stimulate business activity in their respective nations. Concerns about the euro zone debt debacle and slowing global economic growth encouraged a flight to safety (particularly during the third quarter of 2011) that benefited government bond markets of the United States, Germany, Japan, and the United Kingdom. All four delivered gains for the reporting period.

•

The rally in U.S. Treasury securities strengthened in September after the Federal Reserve announced it would, in October, begin selling $400 billion of short-term Treasury securities and buying their long-term counterparts. (It had already completed a second bond-buying program earlier in 2011.) The so-called “Operation Twist” is intended to drive down longer-term rates in order to boost growth in the U.S. economy, which some investors feared might slip into a double-dip recession. Longer-term Treasury securities soared in value in September, even though Standard & Poor’s had recently downgraded the U.S. long-term credit rating to AA+ from AAA. However, the Treasury market trimmed its gains in October, after data suggested the economy was not headed back into a recession.

•

The flight to quality, particularly in the third quarter of 2011, pressured high yield corporate bonds and commercial mortgage-backed securities (CMBS). However, both sectors in October regained some of the ground they had lost and ended the reporting period in positive territory, as did other U.S. fixed

Prudential Global Total Return Fund, Inc.	7

Strategy and Performance Overview (continued)

income sectors including investment-grade corporate bonds, asset-backed securities, and residential mortgage-backed securities of federal agencies.

How did foreign exchange markets perform?

Foreign exchange markets were also volatile. Investors fled to safe haven currencies such as the U.S. dollar and the Japanese yen during times of heightened risk aversion, causing them to strengthen versus a variety of other currencies. The opposite tended to occur during times of greater confidence in the global economic recovery. For the entire period, the U.S. dollar finished weaker versus currencies such as the Swiss franc, the Australian dollar, the Singapore dollar, and the Norwegian krone. It finished stronger versus currencies such as the South African rand, the Hungarian forint, and the Mexican peso.

Which investment strategies contributed most to the Fund’s performance?

The Fund benefited from certain aspects of its sector allocation strategies. Compared to the Global Aggregate Index, it had an underweight exposure to government securities of economically developed nations but an overweight exposure to so-called “spread sectors.” The latter include corporate bonds, CMBS, and other debt securities that provide extra yield (spread) over the comparable government securities of their respective markets to compensate investors for the bonds’ greater credit risk.

•

From the perspective of sector allocation, the largest contributor to the Fund’s strong performance versus the Global Aggregate Index was its non-benchmark exposure to U.S. high yield corporate bonds, which outperformed similar-maturity U.S. Treasury securities for the period.

•	Another key contributor was its exposure to AAA-rated CMBS of the U.S. fixed income market. CMBS also outperformed similar-maturity Treasury securities for the period.

The Fund benefited from certain aspects of its interest-rate strategy.

•

It had a longer duration in the U.S. fixed income market than the Global Aggregate Index. Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates. A longer duration enabled the Fund to derive greater benefit as yields in the U.S. fixed income market declined, pushing bond prices higher.

•	Duration exposure in the fixed income market of Mexico also worked well for the Fund, as yields also declined in that market and drove bond prices higher.

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The Fund’s tactical currency positioning also aided its results.

•

It underweighted the U.S. dollar and euro versus a diversified basket of currencies such as the Chinese yuan and Swedish krona. The Fund sometimes managed its currency exposures by utilizing currency forward contracts, which had a net positive impact on the Fund’s return for the period.

Total contribution to the Fund from its derivatives exposures was also a net positive.

•	The Fund used other derivative instruments such as interest rate and credit default swaps, in addition to forward currency contracts.

Which investment strategy subtracted most from the Fund’s performance?

Poor sector performance by asset-backed securities created from pools of subprime home equity loans was the largest detractor from the Fund’s performance for the period. These lower credit quality securities were hit hard during the time of heightened risk aversion, particularly during August.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Prudential Global Total Return Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Total Return Fund, Inc.		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.00	1.35%	$6.84
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class B	Actual	$1,000.00	$1,005.20	2.10%	$10.61
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class C	Actual	$1,000.00	$1,005.20	2.10%	$10.61
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Z	Actual	$1,000.00	$1,010.20	1.10%	$5.57
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Global Total Return Fund, Inc.	11

Portfolio of Investments

as of October 31, 2011

Principal Amount (000)#		Description	Value (Note 1)

	LONG-TERM INVESTMENTS 96.8%
	FOREIGN BONDS 48.4%

	Belgium 1.4%
EUR	1,250	Belgium Government Bond, Ser. 59, 2.750%, 03/28/16	$1,674,139
	$1,500	Belgium Government International Bond, Ser. E, MTN, 2.750%, 03/05/15	1,465,501

			3,139,640

	Bermuda 0.6%
	310	Alliance Oil Co. Ltd., Sr. Unsec’d. Notes, 144A, 9.875%, 03/11/15	317,750
	30	Allied World Assurance Co. Holdings Ltd., Gtd. Notes, 5.500%, 11/15/20	30,761
	250	7.500%, 08/01/16	285,594
	400	Axis Capital Holdings Ltd., Sr. Unsec’d. Notes, 5.750%, 12/01/14	427,877
	250	Digicel Ltd., Sr. Unsec’d. Notes, 144A, 12.000%, 04/01/14	282,500
	65	Weatherford International Ltd. Bermuda, Gtd. Notes, 5.125%, 09/15/20	68,792

			1,413,274

	Brazil 1.7%
BRL	1,000	Brazil Notas do Tesouro Nacional, Ser. NTNF, 10.000%, 01/01/14	573,278
	500	Brazilian Government International Bond, 4.875%, 01/22/21	552,250
EUR	200	11.000%, 06/26/17	371,883
BRL	2,850	Cia Energetica de Sao Paulo, Sr. Notes, 144A, MTN, 9.750%, 01/15/15	2,286,189

			3,783,600

	Bulgaria 0.2%
EUR	350	Bulgaria Government International Bond, 144A, 7.500%, 01/15/13	509,720

	Canada 1.0%
	25	Agrium, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/41	30,122

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	13

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Canada (cont’d.)
	$77	Canadian Pacific Railway Co., Sr. Unsec’d. Notes, 6.500%, 05/15/18	$91,002
	250	Novelis, Inc., Gtd. Notes, 8.375%, 12/15/17	270,000
HKD	5,000	Province of Quebec Canada, Ser. E, MTN, 4.300%, 02/02/12	649,253
	29	Teck Resources Ltd., Sr. Sec’d. Notes, 10.250%, 05/15/16	33,965
	600	Toronto-Dominion Bank (The), Covered Notes, 144A, 1.625%, 09/14/16	589,342
	200	TransAlta Corp., Sr. Unsec’d. Notes, 6.650%, 05/15/18	228,907
	325	Videotron Ltee, Gtd. Notes, 9.125%, 04/15/18	357,500

			2,250,091

	Cayman Islands 1.1%
	500	Country Garden Holdings Co., Sr. Unsec’d. Notes, 144A, 11.750%, 09/10/14	485,000
	450	ENN Energy Holdings Ltd., Sr. Unsec’d. Notes, 144A, 6.000%, 05/13/21	477,437
	250	Hutchison Whampoa International (09) Ltd., Gtd. Notes, RegS, 7.625%, 04/09/19	308,220
	500	IPIC Gmtn Ltd., Gtd. Notes, 144A, MTN, 5.500%, 03/01/22	496,750
	120	MUFG Capital Finance 1 Ltd., Gtd. Notes., 6.346%, 07/25/49(a)	120,645
	300	Seagate HDD Cayman, Gtd. Notes, 6.875%, 05/01/20	294,000
	80	Vale Overseas Ltd., Gtd. Notes, 6.875%, 11/21/36	91,504
	125	6.875%, 11/10/39	144,054

			2,417,610

	Chile 0.3%
	500	Chile Government International Bond, 3.250%, 09/14/21	493,750

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Chile (cont’d.)
	$260	Empresa Nacional de Electricidad SA, Sr. Unsec’d. Notes, 8.350%, 08/01/13	$285,262

			779,012

	China 0.2%
	309	China Government International Bond, 4.750%, 10/29/13	329,473

	Colombia 1.4%
	1,500	Colombia Government International Bond, 8.250%, 12/22/14	1,774,500
COP	345,000	Republic of Colombia, Sr. Unsec’d. Notes, 9.850%, 06/28/27	260,457
	715	11.750%, 02/25/20	1,108,250

			3,143,207

	Croatia 0.7%
EUR	1,050	Croatia Government International Bond, 6.500%, 01/05/15	1,493,856

	Czech 1.0%
CZK	15,000	Czech Republic Government Bond, Ser. 61, 3.850%, 09/29/21	865,285
EUR	1,000	Czech Republic International, Ser. E, MTN, 3.625%, 04/14/21	1,392,971

			2,258,256

	Denmark 0.3%
EUR	500	Denmark Government International Bond, 2.750%, 03/16/16	724,183

	France 0.8%
EUR	1,000	French Treasury Note BTAN, 2.500%, 07/25/16	1,409,423
EUR	200	Societe des Autoroutes Paris-Rhin-Rhone, Sr. Unsec’d. Notes, Ser. E, MTN, 5.000%, 01/12/17	284,287

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	France (cont’d.)
	$150	Vivendi SA, Sr. Unsec’d. Notes, 144A, 5.750%, 04/04/13	$158,673

			1,852,383

	Germany 0.6%
EUR	720	Deutschland Bundesrepublik, 3.750%, 01/04/19	1,136,847
EUR	200	RWE AG, Jr. Sub. Notes, 4.625%, 09/29/49(a)	260,827

			1,397,674

	Ghana 0.1%
	200	Republic of Ghana, Sr. Unsec’d. Notes, 144A, 8.500%, 10/04/17	224,000

	Greece
EUR	200	Hellenic Republic Government Bonds, 4.500%, 09/20/37	85,928

	Hong Kong 0.1%
	200	Hong Kong SAR Government Bond, 5.125%, 08/01/14	219,349

	Hungary 2.9%
EUR	1,000	Hungary Government International Bond, 4.375%, 07/04/17	1,235,090
CHF	500	Ser. E, MTN, 4.000%, 05/20/16	532,012
EUR	1,500	6.750%, 07/28/14	2,116,231
JPY	100,000	Sr. Unsec’d. Notes, Ser. 3BR, 0.960%, 07/12/12	1,250,509
JPY	100,000	Sr. Unsec’d. Notes, Ser. 4BR, 1.670%, 03/18/13	1,227,764

			6,361,606

	India 0.2%
	350	ICICI Bank Ltd., Sr. Unsec’d. Notes, 144A, MTN, 4.750%, 11/25/16	346,735

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Indonesia 1.0%
	$2,000	Indonesia Government International Bond, 6.750%, 03/10/14	$2,175,000

	Ireland 1.1%
EUR	850	Ireland Government Bond, 4.500%, 04/18/20	929,154
EUR	100	5.000%, 10/18/20	112,426
	295	MTS International Funding Ltd., Sec’d. Notes, 144A, 8.625%, 06/22/20	322,288
EUR	400	Nara Cable Funding Ltd., Sr. Sec’d. Notes, 8.875%, 12/01/18	514,736
	435	Novatek Finance Ltd., Sr. Unsec’d. Notes, 144A, 5.326%, 02/03/16	446,963
	100	Willis Group Holdings PLC, Gtd. Notes, 4.125%, 03/15/16	102,548

			2,428,115

	Israel 1.8%
EUR	350	Israel Government International Bond, MTN, 4.625%, 03/18/20	496,160
	800	Sr. Unsec’d. Notes, 5.125%, 03/26/19	894,133
ILS	9,000	Israel Treasury Bill, Ser. 1111, 2.776%, 11/02/11(f)	2,482,759

			3,873,052

	Italy 1.4%
EUR	325	Italy Buoni Poliennali del Tesoro, 6.000%, 05/01/31	412,476
EUR	2,000	Italy Certificati di Credito del Tesoro, 5.110%, 04/30/13(f)	2,567,871

			2,980,347

	Japan 2.5%
JPY	164,000	Japan Government Twenty Year Bond, Sr. Unsec’d. Notes, Ser. 108 1.900%, 12/20/28	2,174,693

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	17

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Japan (cont’d.)
JPY	141,000	Ser. 109 1.900%, 03/20/29	$1,866,982
JPY	99,000	Ser. 116 2.200%, 03/20/30	1,362,706

			5,404,381

	Kazakhstan
	$150	Kazmunaygas National Co., Sr. Unsec’d. Notes, 144A, MTN, 8.375%, 07/02/13	159,750

	Lithuania 0.2%
EUR	350	Lithuania Government International Bond, 4.500%, 03/05/13	492,010

	Luxembourg 1.3%
	250	Arcelormittal, Sr. Unsec’d. Notes, 6.125%, 06/01/18	256,780
	300	Enel Finance International NV, Gtd. Notes, 144A, 6.000%, 10/07/39	276,051
	250	GAZ Capital SA For Gazprom, Sr. Unsec’d. Notes, 144A, 9.250%, 04/23/19	309,700
	500	Sr. Unsec’d. Notes, RegS 9.250%, 04/23/19	619,400
	295	Gazprom International SA, Gtd. Notes, RegS 7.201%, 02/01/20	324,927
	250	Intelsat Jackson Holdings SA, Gtd. Notes, 11.250%, 06/15/16	263,750
	325	MHP SA, Gtd. Notes, 144A, 10.250%, 04/29/15	307,125
	380	RSHB Capital SA for OJSC Russian Agricultural Bank, Sr. Unsec’d. Notes, 144A, 7.125%, 01/14/14	402,800

			2,760,533

	Mexico 1.8%
MXN	16,830	Mexican Bonos, Ser. M 30, 10.000%, 11/20/36	1,618,822

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Mexico (cont’d.)
EUR	1,750	Mexico Government International Bond, Ser. G, MTN, 4.250%, 07/14/17	$2,448,717

			4,067,539

	Netherlands 0.7%
SGD	500	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec’d. Notes, Ser. G, MTN, 2.100%, 09/10/12	402,330
	$200	Indo Integrated Energy II BV, Sr. Sec’d. Notes, RegS, 9.750%, 11/05/16	217,000
EUR	272	NXP BV/NXP Funding LLC, Sr. Sec’d. Notes, Ser. EXCH, 4.322%, 10/15/13(a)	368,212
EUR	300	Wolters Kluwer NV, Sr. Unsec’d. Notes, 6.375%, 04/10/18	469,680

			1,457,222

	Panama 0.7%
	1,000	Republic of Panama, Sr. Unsec’d. Notes, 7.125%, 01/29/26	1,280,000
	300	7.250%, 03/15/15	346,500

			1,626,500

	Peru 1.6%
	1,500	Peruvian Government International Bond, 7.350%, 07/21/25	1,957,500
EUR	1,000	7.500%, 10/14/14	1,522,070

			3,479,570

	Philippines 0.3%
	500	Philippine Government International Bond, 6.500%, 01/20/20	593,750

	Poland 3.2%
PLN	4,000	Poland Government Bond, Ser. 1021, 5.750%, 10/25/21	1,259,491
CHF	1,000	Poland Government International Bond, Ser. E, MTN, 2.625%, 05/12/15	1,149,692

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	19

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Poland (cont’d.)
JPY	200,000	Sr. Unsec’d. Notes, Ser. 8, 1.920%, 11/13/12	$2,555,234
	$650	Republic of Poland, Sr. Unsec’d. Notes, 6.375%, 07/15/19	729,300
JPY	100,000	Sr. Unsec’d. Notes, Ser. 3BR, 1.000%, 06/20/12	1,269,426

			6,963,143

	Portugal 0.9%
EUR	1,000	Portugal Obrigacoes do Tesouro OT, 3.350%, 10/15/15	957,520
EUR	400	4.800%, 06/15/20	317,046
EUR	1,000	Sr. Unsec’d. Notes, 4.100%, 04/15/37	690,881

			1,965,447

	Qatar 0.1%
	115	Qatar Government International Bond, Sr. Unsec’d. Notes, 144A, 5.250%, 01/20/20	127,363
	115	6.400%, 01/20/40	141,162

			268,525

	Romania 0.7%
EUR	1,050	Romanian Government International Bond, 8.500%, 05/08/12	1,484,413

	Russia 0.5%
	835	Russian Foreign Bond, Unsub. Notes, 144A, 7.500%, 03/31/30	989,475

	Singapore 0.6%
	140	Bumi Investment Pte Ltd., Sec’d. Notes, MTN, RegS, 10.750%, 10/06/17	144,900
SGD	1,500	Singapore Government Bond, 2.625%, 04/01/12	1,207,236

			1,352,136

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	South Africa 2.4%
ZAR	32,590	South Africa Government Bond, Ser. R213, 7.000%, 02/28/31	$3,423,480
EUR	550	South Africa Government International Bond, 5.250%, 05/16/13	780,373
EUR	700	Ser. E, MTN, 4.500%, 04/05/16	992,804

			5,196,657

	South Korea 2.3%
		Export-Import Bank of Korea, Sr. Unsec’d. Notes,
	$240	5.875%, 01/14/15	258,291
	100	8.125%, 01/21/14	111,105
		Ser. E, MTN,
HKD	3,000	0.960%, 02/07/12	386,089
SGD	500	1.200%, 04/13/12	398,962
SGD	250	1.570%, 05/24/12	199,892
CHF	200	2.500%, 10/26/12	230,964
HKD	1,000	3.070%, 10/15/12	130,861
HKD	5,000	4.250%, 06/15/12	655,351
JPY	100,000	Industrial Bank of Korea, Sr. Unsec’d. Notes, Ser. 7, 1.700%, 07/23/12	1,282,079
	200	Korea Development Bank, 3.875%, 05/04/17	199,831
	1,000	Korea Housing Finance Corp., Covered Notes, RegS, 4.125%, 12/15/15	1,033,042
	270	Korea Hydro & Nuclear Power Co. Ltd., Sr. Unsec’d. Notes, 144A, 4.750%, 07/13/21	275,772
	200	National Agricultural Cooperative Federation, Sr. Unsec’d. Notes, 144A, MTN, 3.500%, 02/08/17	195,659

			5,357,898

	Spain 2.1%
		Spain Government Bond,
EUR	2,100	3.250%, 04/30/16	2,744,988
EUR	160	5.750%, 07/30/32	209,193

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	21

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	Spain (cont’d.)
EUR	1,300	Sr. Unsub. Notes, 4.000%, 04/30/20	$1,645,048

			4,599,229

	Supranational 0.3%
SGD	500	Asian Development Bank, Sr. Unsec’d. Notes, MTN, 3.270%, 02/08/12	401,588
	$230	Corp. Andina de Fomento, Sr. Unsec’d. Notes, 3.750%, 01/15/16	230,790

			632,378

	Turkey 1.7%
		Turkey Government Bond,
TRY	1,000	10.060%, 11/16/11(f)	562,967
TRY	500	10.120%, 04/25/12(f)	269,339
		Turkey Government International Bond,
EUR	1,148	5.500%, 02/16/17	1,646,467
EUR	750	6.500%, 02/10/14	1,094,853
		Turkiye Garanti Bankasi AS, Sr. Unsec’d. Notes, 144A,
	200	6.250%, 04/20/21	192,500

			3,766,126

	Ukraine 0.4%
	320	NAK Naftogaz Ukraine (Ukraine), Gov’t. Gtd. 9.500%, 09/30/14	316,800
	500	Ukraine Government International Bond, Sr. Unsec’d. Notes, RegS, 6.385%, 06/26/12	492,500

			809,300

	United Arab Emirates 0.3%
	424	Dolphin Energy Ltd., Sr. Sec’d. Notes, 144A, 5.888%, 06/15/19	462,851
	100	Dubai Electricity & Water Authority, Sr. Unsec’d. Notes, 144A, 8.500%, 04/22/15	109,750

			572,601

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

	FOREIGN BONDS (Continued)

	United Kingdom 3.9%
	$450	Barclays Bank PLC, Sr. Unsec’d. Notes, 6.750%, 05/22/19	$515,894
	125	BP Capital Markets PLC, Gtd. Notes, 4.500%, 10/01/20	137,255
	30	5.250%, 11/07/13	32,444
	250	HSBC Holdings PLC, Sr. Unsec’d. Notes, 5.100%, 04/05/21	269,267
	125	Sub. Notes, 6.500%, 09/15/37	132,110
	525	6.800%, 06/01/38	576,623
EUR	200	Imperial Tobacco Finance PLC, Gtd. Notes, Ser. E, MTN, 8.375%, 02/17/16	333,154
	500	Lloyds TSB Bank PLC, Gtd. Notes, 6.375%, 01/21/21	535,542
	245	Gtd. Notes., 144A, MTN, 5.800%, 01/13/20	250,828
	150	Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, MTN, 6.400%, 10/21/19	151,157
	325	Royal Bank of Scotland PLC (The), Gtd. Notes, 6.125%, 01/11/21	343,187
	140	Ser. 2, 3.400%, 08/23/13	139,118
GBP	425	United Kingdom Treasury Bonds, 4.250%, 06/07/32	788,505
GBP	1,220	4.750%, 12/07/30(e)	2,406,142
GBP	595	4.750%, 12/07/38(e)	1,194,248
	600	XL Capital Finance Europe PLC, Gtd. Notes, 6.500%, 01/15/12	606,656

			8,412,130

	Venezuela
	40	Petroleos de Venezuela SA, Sr. Unsec’d. Notes, Ser. 2014, 4.900%, 10/28/14	30,400
	110	Republic of Venezuela, Sr. Unsec’d. Notes, 9.250%, 09/15/27	79,475

			109,875

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	23

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

FOREIGN BONDS (Continued)

Virgin Islands (BR)
$200	Mega Advance Investments Ltd., Gtd. Notes, 144A, 5.000%, 05/12/21	$204,948

	Total foreign bonds	106,911,647

ASSET-BACKED SECURITIES 8.6%

Non-Residential Mortgage-Backed Securities 4.9%
500	Apidos CDO (Cayman Islands), Ser. 2006-4A, Class A1, 144A, 0.672%, 10/27/18(a)	475,508
500	Ser. 2011-8A, Class A1, 144A, 2.094%, 10/17/21(a)	493,515
500	ARES CLO Ltd. (Cayman Islands), Ser. 2011-16A, Class A, 144A, 1.892%, 05/17/21(a)	493,158
479	BlackRock Senior Income Series Corp. (Cayman Islands), Ser. 2005-2A, Class A1, 144A, 0.562%, 05/25/17(a)	461,058
825	Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2, 0.715%, 03/24/17(a)	803,423
625	Ser. 2005-C3, Class C3, 0.653%, 07/15/14(a)	622,878
1,000	Ser. 2006-C1, Class C1, 0.645%, 02/20/15(a)	990,252
817	Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A, 0.666%, 07/22/20(a)	761,562
200	FUEL Trust, Sec’d. Notes, 144A, 3.984%, 06/15/16	197,784
250	4.207%, 04/15/16	250,972
46	Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A, 0.763%, 07/15/16(a)	44,918
485	Katonah Ltd. (Cayman Islands), Ser. 2005-7A, Class A2, 144A, 0.546%, 11/15/17(a)	463,708
484	Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A, 0.646%, 10/19/20(a)	458,294

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

	ASSET-BACKED SECURITIES (Continued)

	Non-Residential Mortgage-Backed Securities (cont’d.)
	$200	MBNA Credit Card Master Note Trust, Ser. 2002-C3, Class C3, 1.593%, 10/15/14(a)	$200,491
	1,520	Ser. 2004-C2, Class C2, 1.143%, 11/15/16(a)	1,510,547
	400	Ser. 2006-C1, Class C1, 0.663%, 07/15/15(a)	396,933
	136	Monument Park CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A, 0.959%, 01/20/16(a)	131,959
	68	Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A, 0.701%, 02/15/16(a)	66,456
	593	Ser. 2005-4A, Class A1L, 144A, 0.597%, 03/15/18(a)	566,963
EUR	373	North Westerly CLO BV (Netherlands), Ser. II-A, Class A, 144A, 2.103%, 09/14/19(a)	474,155
	85	Railcar Leasing LLC, Ser. 1997-1, Class A2, 144A, 7.125%, 01/15/13	88,217
	234	Rosedale CLO Ltd. (Cayman Islands), Ser. 2006-A, Class A1S, 144A, 0.666%, 07/24/21(a)	224,512
	600	Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A, 0.504%, 11/01/18(a)	567,601
	193	Venture CDO Ltd. (Cayman Islands), Ser. 2003-1A, Class A1, 144A, 0.912%, 01/21/16(a)(b)	187,763

			10,932,627

	Residential Mortgage-Backed Securities 3.7%
	349	ACE Securities Corp., Ser. 2004-FM1, Class M1, 1.145%, 09/25/33(a)	266,015
	449	Aegis Asset Backed Securities Trust, Ser. 2004-2, Class A5, 0.695%, 06/25/34(a)	388,207
	400	Ameriquest Mortgage Securities, Inc., Ser. 2004-R8, Class M1, 1.205%, 09/25/34(a)	303,688

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	25

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
$387	Argent Securities, Inc., Ser. 2004-W6, Class M1, 0.795%, 05/25/34(a)	$288,866
354	Bear Stearns Asset Backed Securities Trust, Ser. 2004-HE2, Class M1, 1.145%, 03/25/34(a)	272,838
299	Ser. 2004-HE3, Class M2, 1.970%, 04/25/34(a)	245,503
237	Chase Funding Loan Acquisition Trust, Ser. 2004-AQ1, Class A2, 0.645%, 05/25/34(a)	201,656
283	Citigroup Mortgage Loan Trust, Inc., Ser. 2004-OPT1, Class A2, 0.605%, 10/25/34(a)	244,998
236	Countrywide Asset-Backed Certificates, Ser. 2002-5, Class MV1, 1.745%, 03/25/33(a)	202,282
421	Fremont Home Loan Trust, Ser. 2004-1, Class M1, 0.920%, 02/25/34(a)	311,439
295	GSAMP Trust, Ser. 2004-FM1, Class M1, 1.220%, 11/25/33(a)	228,704
616	Home Equity Asset Trust, Ser. 2004-3, Class M1, 1.100%, 08/25/34(a)	439,695
37	Ser. 2005-5, Class 2A2, 0.495%, 11/25/35(a)	36,232
400	HSBC Home Equity Loan Trust, Ser. 2007-2, Class A4, 0.545%, 07/20/36(a)	307,229
600	Long Beach Mortgage Loan Trust, Ser. 2004-3, Class M1, 1.100%, 07/25/34(a)	424,476
375	Mastr Asset Backed Securities Trust, Ser. 2004-OPT2, Class A1, 0.595%, 09/25/34(a)	240,706
300	Merrill Lynch Mortgage Investors, Inc., Ser. 2004-HE2, Class M1, 1.045%, 08/25/35(a)	191,885
400	Morgan Stanley ABS Capital I, Ser. 2003-NC8, Class M1, 1.295%, 09/25/33(a)	293,378

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
$505	Ser. 2004-NC1, Class M1, 1.295%, 12/27/33(a)	$397,808
437	Ser. 2004-OP1, Class M1, 0.825%, 11/25/34(a)	316,707
784	Ser. 2004-WMC1, Class M1, 1.175%, 06/25/34(a)	577,361
313	Ser. 2004-WMC2, Class M1, 1.160%, 07/25/34(a)	231,781
383	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM3, Class A3, 1.225%, 02/25/33(a)	307,892
524	New Century Home Equity Loan Trust, Ser. 2003-4, Class M1, 1.370%, 10/25/33(a)	412,286
389	Option One Mortgage Loan Trust, Ser. 2003-6, Class A2, 0.575%, 11/25/33(a)	314,804
230	Popular ABS Mortgage Pass-Through Trust, Ser. 2004-4, Class M1, 5.181%, 09/25/34	152,953
199	Saxon Asset Securities Trust, Ser. 2004-2, Class MF1, 5.500%, 08/25/35	126,104
106	Structured Asset Investment Loan Trust, Ser. 2004-2, Class A4, 0.950%, 03/25/34(a)	76,546
376	Ser. 2004-8, Class A8, 1.245%, 09/25/34(a)	308,081

		8,110,120

	Total asset-backed securities	19,042,747

BANK LOANS(a) 2.1%

Automotive 0.2%
200	Chrysler LLC, 6.000%, 05/24/17	188,112
245	Health Management Associates, 2.119%, 02/28/14	240,078

		428,190

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	27

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(a) (Continued)

Capital Goods 0.1%
$82	Capital Safety Group Ltd., 1.996%, 07/20/15	$72,437
218	2.996%, 07/20/16	193,063

		265,500

Chemicals 0.2%
250	Ashland, Inc., 3.750%, 08/23/18	250,781
250	Rockwood Holdings, Inc., 3.750%, 02/09/18	250,625

		501,406

Consumer
150	Visant Corp., 5.250%, 12/22/16	141,394

Electric 0.2%
399	Calpine Corp., 4.500%, 04/01/18	394,197

Foods 0.1%
150	Del Monte Foods Co., 4.500%, 03/08/18	145,884

Gaming 0.1%
144	CCM Merger, Inc., 7.000%, 03/01/17	143,109

Healthcare & Pharmaceutical 0.5%
479	Community Health Systems, Inc., 2.569%, 07/25/14	464,096
56	HCA, Inc., 2.619%, 11/18/13	54,869
134	3.619%, 03/31/17	129,416
39	Mylan, Inc., 3.625%, 10/02/14	39,045
449	RPI Finance Trust, 4.000%, 05/09/18	445,228

		1,132,654

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(a) (Continued)

Retailers 0.2%
$320	Dollar General Corp., 3.028%, 07/07/14	$319,600

Technology 0.4%
25	First Data Corp., 2.995%, 09/24/14	23,230
237	4.358%, 03/24/18	204,293
399	Sensata Technologies BV, 4.000%, 05/12/18	396,174
6	SunGard Data System, Inc., 1.993%, 02/28/14	6,315
164	3.903%, 02/28/16	161,614

		791,626

Telecommunications 0.1%
298	Fibertech Networks LLC, 6.750%, 11/30/16	291,795

	Total bank loans	4,555,355

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.7%
700	Commercial Mortgage Pass Through Certificates, Ser. 2006-C7, Class A4, 5.751%, 06/10/46(a)	772,706
600	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4, 5.100%, 08/15/38(a)	662,295
631	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A2, 5.589%, 09/15/40	641,303
400	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.816%, 05/15/46(a)	421,430
1,000	GE Capital Commercial Mortgage Corp., Ser. 2006-C1, Class A4, 5.331%, 03/10/44(a)	1,095,218
600	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5, 5.224%, 04/10/37(a)	640,979
578	Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	580,803

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	29

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$411	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2, 5.778%, 08/10/45(a)	$419,074
390	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A3A1, 4.871%, 10/15/42	389,364
1,000	Ser. 2005-LDP5, Class A4, 5.205%, 12/15/44(a)	1,117,052
645	Ser. 2007-LD12, Class A2, 5.827%, 02/15/51	659,284
700	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4, 5.661%, 03/15/39(a)	781,298
1,920	Ser. 2007-C6, Class A2, 5.845%, 07/15/40	1,962,520
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.902%, 06/12/46(a)	1,130,757
646	Merrill Lynch Mortgage Trust, Ser. 2008-C1, Class A2, 5.425%, 02/12/51	660,119
740	Morgan Stanley Capital I, Ser. 2005-IQ9, Class A4, 4.660%, 07/15/56	789,049
800	Ser. 2006-HQ8, Class A4, 5.417%, 03/12/44(a)	891,776
500	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.418%, 01/15/45(a)	546,789
646	Ser. 2007-C34, Class A2, 5.569%, 05/15/46	657,259

	Total commercial mortgage-backed securities	14,819,075

CORPORATE BONDS 25.7%

Aerospace & Defense 0.1%
170	Be Aerospace, Inc., Sr. Unsec’d. Notes, 8.500%, 07/01/18	185,725
75	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	74,599

		260,324

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Airlines 0.2%
$100	Continental Airlines, Inc., Pass-thru Certs., Ser. A, 4.750%, 01/12/21	$99,000
227	Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	229,171
25	Ser. 2A, 4.950%, 05/23/19	23,982
25	Ser. A, 5.300%, 04/15/19	25,125
120	United Airlines, Inc., Pass-thru Certs., Ser. 071A, 6.636%, 07/02/22	115,905

		493,183

Automotive 0.3%
50	BorgWarner, Inc., Sr. Unsec’d. Notes, 4.625%, 09/15/20	52,407
350	Delphi Corp., Gtd. Notes, 144A, 5.875%, 05/15/19	355,250
225	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 5.625%, 09/15/15	238,159
75	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14	81,751

		727,567

Banking 5.3%
440	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	566,342
550	American Express Credit Corp., Sr. Unsec’d. Notes, MTN, 2.800%, 09/19/16	558,538
235	Bank of America Corp., Jr. Sub. Notes, Ser. K, 8.000%, 12/29/49(a)	218,660
130	Sr. Unsec’d. Notes, MTN, 5.000%, 05/13/21	122,059
120	Sr. Unsec’d. Notes, Ser. 1, 3.750%, 07/12/16	114,465
400	Sub. Notes, 4.750%, 08/15/13	400,976

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	31

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
$200	Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, 7.250%, 02/01/18	$235,526
350	Capital One Bank USA NA, Sub. Notes, 8.800%, 07/15/19	415,734
170	Capital One Capital V, 10.250%, 08/15/39	175,950
115	Capital One Financial Corp., Sub. Notes, 6.150%, 09/01/16	122,119
305	Citigroup, Inc., 8.500%, 05/22/19	377,412
425	Citigroup, Inc., Sr. Unsec’d. Notes, 4.500%, 01/14/22	426,148
305	5.375%, 08/09/20	325,844
600	6.500%, 08/19/13	635,607
110	8.125%, 07/15/39	151,183
300	Sub. Notes, 5.500%, 02/15/17	307,424
205	Goldman Sachs Group, Inc. (The), Sr. Notes, 6.250%, 02/01/41	211,397
700	Sr. Unsec’d. Notes, 5.250%, 07/27/21	706,583
185	Sub. Notes, 6.750%, 10/01/37	177,762
450	JPMorgan Chase & Co., Ser. 1, 7.900%, 04/29/49(a)	484,520
580	Sr. Unsec’d. Notes, 3.150%, 07/05/16	580,984
30	4.250%, 10/15/20	29,856
750	4.350%, 08/15/21	750,248
150	6.000%, 01/15/18	167,847
90	KeyCorp, Sr. Unsec’d. Notes, MTN, 5.100%, 03/24/21	93,570
600	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN, 5.450%, 02/05/13	606,677
65	6.050%, 08/15/12	65,914

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
$370	Morgan Stanley, Sr. Unsec’d. Notes, 5.500%, 07/28/21	$361,391
670	Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	661,574
275	PNC Funding Corp., Gtd. Notes., 2.700%, 09/19/16	278,340
50	Santander Holdings USA, Inc., Sr. Unsec’d. Notes, 4.625%, 04/19/16	49,238
245	State Street Corp., Jr. Sub. Debs., 4.956%, 03/15/18	242,929
300	SunTrust Banks, Inc., Sr. Unsec’d. Notes, 5.250%, 11/05/12	309,276
340	US Bancorp, Jr. Sub. Notes, 3.442%, 02/01/16	348,943
150	USB Capital XIII Trust, 6.625%, 12/15/39	154,164
210	Wells Fargo & Co., Sr. Unsec’d. Notes, 3.676%, 06/15/16	220,612
250	Sr. Unsec’d. Notes, MTN, 4.600%, 04/01/21	267,429

		11,923,241

Brokerage
100	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 6.875%, 05/02/18(c)	25,750

Building Materials & Construction 0.4%
110	CRH America, Inc., Gtd. Notes, 8.125%, 07/15/18	126,818
260	Masco Corp., Sr. Unsec’d. Notes, 7.125%, 08/15/13	271,719
420	Toll Brothers Finance Corp., Gtd. Notes, 5.150%, 05/15/15	430,059

		828,596

Cable 1.9%
250	Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A, 8.625%, 11/15/17	261,250

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	33

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
$850	Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A, 8.000%, 04/30/12	$869,125
500	CSC Holdings LLC, Sr. Unsec’d. Notes, 8.500%, 04/15/14	548,750
185	8.625%, 02/15/19	209,975
325	Sr. Unsec’d. Notes, 144A, 6.750%, 11/15/21	325,000
125	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes, 3.500%, 03/01/16	130,094
25	3.550%, 03/15/15	26,214
265	4.750%, 10/01/14	287,566
900	Dish DBS Corp., Gtd. Notes, 6.625%, 10/01/14	938,250
195	Time Warner Cable, Inc., Gtd. Notes, 6.750%, 07/01/18	232,289
300	8.750%, 02/14/19	390,202

		4,218,715

Capital Goods 0.7%
145	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.850%, 09/01/17	172,223
300	Clean Harbors, Inc., Sr. Sec’d. Notes, 7.625%, 08/15/16	317,250
190	ERAC USA Finance Co., Gtd. Notes, 144A, 7.000%, 10/15/37 (original cost $221,242; purchased 10/26/11)(b)(d)	222,067
250	6.375%, 10/15/17 (original cost $273,750; purchased 02/09/10)(b)(d)	290,338
50	Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A, 4.875%, 09/15/41	57,128
100	Textron, Inc., Sr. Unsec’d. Notes, 5.600%, 12/01/17	103,319
200	7.250%, 10/01/19	221,856
225	Xylem, Inc., Gtd. Notes, 144A, 4.875%, 10/01/21	233,039

		1,617,220

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals 0.5%
$75	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 5.900%, 02/15/15	$83,463
250	7.600%, 05/15/14	283,701
152	9.400%, 05/15/39	236,153
25	PPG Industries, Inc., Sr. Unsec’d. Notes, 5.500%, 11/15/40	28,362
550	Rockwood Specialties Group, Inc., Gtd. Notes, 7.500%, 11/15/14	556,875

		1,188,554

Consumer 0.5%
200	Mac-Gray Corp., Gtd. Notes, 7.625%, 08/15/15	204,000
1	Realogy Corp., Gtd. Notes, 12.000%, 04/15/17	995
554	Sealy Mattress Co., Sr. Sec’d. Notes, 144A, 10.875%, 04/15/16	608,015
250	Service Corp. International, Sr. Unsec’d. Notes, 7.000%, 06/15/17	268,750
100	VF Corp., Sr. Unsec’d. Notes, 3.500%, 09/01/21	101,424

		1,183,184

Electric 0.6%
250	AES Corp. (The), Sr. Unsec’d. Notes, 8.000%, 10/15/17	274,375
250	9.750%, 04/15/16	283,750
350	Duke Energy Corp., Sr. Unsec’d. Notes, 6.300%, 02/01/14	387,204
150	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Sec’d. Notes, 144A, 10.875%, 06/01/16(c) (original cost $146,609; purchased 09/22/09)(b)(d)	159,750
105	Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes, 6.800%, 09/01/18	127,117
100	Peco Energy Co., First. Ref. Mtge., 5.350%, 03/01/18	116,422

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	35

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
$50	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 05/15/18	$59,748

		1,408,366

Energy—Integrated 0.1%
295	Hess Corp., Sr. Unsec’d. Notes, 7.000%, 02/15/14	329,916

Energy—Other 0.6%
175	Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 6.375%, 09/15/17	205,930
35	6.450%, 09/15/36	40,572
450	Forest Oil Corp., Gtd. Notes, 8.500%, 02/15/14	486,000
170	Nabors Industries, Inc., Gtd. Notes, 144A, 4.625%, 09/15/21	169,983
125	Occidental Petroleum Corp., Sr. Unsec’d. Notes, 3.125%, 02/15/22	126,616
200	Pioneer Natural Resources Co., Sr. Unsec’d. Notes, 6.875%, 05/01/18	216,263

		1,245,364

Foods 1.8%
250	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 4.125%, 01/15/15	272,391
225	8.000%, 11/15/39	343,807
1,100	ARAMARK Corp., Gtd. Notes, 8.500%, 02/01/15	1,141,250
155	Aramark Holdings Corp., Sr. Unsec’d. Notes, 144A, 8.625%, 05/01/16	160,812
250	ConAgra Foods, Inc., Sr. Unsec’d. Notes, 7.000%, 04/15/19	294,813
150	Ingles Markets, Inc., Sr. Unsec’d. Notes, 8.875%, 05/15/17	160,875
75	JM Smucker Co. (The), Gtd. Notes, 3.500%, 10/15/21	76,040
75	Kraft Foods, Inc., Sr. Unsec’d. Notes, 6.875%, 01/26/39	99,327

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
$550	Smithfield Foods, Inc., Sr. Sec’d. Notes, 10.000%, 07/15/14	$639,375
350	Stater Bros Holdings, Inc., Gtd. Notes, 7.750%, 04/15/15	361,375
205	SUPERVALU, Inc., Sr. Unsec’d. Notes, 7.500%, 11/15/14	208,075
90	Tyson Foods, Inc., Gtd. Notes, 6.850%, 04/01/16	97,200

		3,855,340

Gaming 0.8%
205	Ameristar Casinos, Inc., Gtd. Notes, 144A, 7.500%, 04/15/21	210,125
145	Las Vegas Sands Corp., Sr. Sec’d. Notes, 6.375%, 02/15/15	146,450
200	Marina District Finance Co., Inc., Sr. Sec’d. Notes, 9.500%, 10/15/15	198,000
700	MGM Resorts International, Sr. Sec’d. Notes, 13.000%, 11/15/13	806,750
400	Pinnacle Entertainment, Inc., Gtd. Notes, 8.625%, 08/01/17	427,000

		1,788,325

Healthcare & Pharmaceutical 0.6%
50	Becton Dickinson and Co., Sr. Unsec’d. Notes, 5.000%, 11/12/40	56,847
250	HCA, Inc., Gtd. Notes, 8.000%, 10/01/18	262,188
400	Sr. Unsec’d. Notes, 7.190%, 11/15/15	392,000
35	Sr. Unsec’d. Notes, MTN, 9.000%, 12/15/14	36,137
170	Mylan, Inc., Gtd. Notes, 144A, 7.625%, 07/15/17	187,850
125	Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes, 3.600%, 08/15/21	129,434
200	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 5.000%, 08/15/14	216,063

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	37

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
$70	Wyeth, Gtd. Notes, 6.450%, 02/01/24	$89,010

		1,369,529

Healthcare Insurance 0.4%
140	Cigna Corp., Sr. Unsec’d. Notes, 5.875%, 03/15/41	152,773
360	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	395,681
235	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 6.625%, 11/15/37	299,971

		848,425

Insurance 1.0%
300	American International Group, Inc., Sr. Unsec’d. Notes, 4.875%, 09/15/16	293,192
75	6.400%, 12/15/20	78,551
100	8.250%, 08/15/18	112,521
300	Sr. Unsec’d. Notes, MTN, 5.850%, 01/16/18	301,905
140	Chubb Corp. (The), Jr. Sub. Notes, 6.375%, 03/29/67(a)	140,700
90	Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A, 6.500%, 03/15/35	90,737
30	Lincoln National Corp., Jr. Sub. Notes, 6.050%, 04/20/67(a)	26,400
80	Sr. Unsec’d. Notes, 6.300%, 10/09/37	82,267
200	8.750%, 07/01/19	244,019
100	MetLife, Inc., Sr. Unsec’d. Notes, 7.717%, 02/15/19	125,397
50	Northwestern Mutual Life Insurance, Sub. Notes, 144A, 6.063%, 03/30/40	58,599
100	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(a)	99,250

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
$210	Teachers Insurance & Annuity Association of America, Sub. Notes, 144A, 6.850%, 12/16/39	$267,135
245	Unum Group, Sr. Unsec’d. Notes, 7.125%, 09/30/16	281,035

		2,201,708

Lodging 0.6%
376	Felcor Lodging LP, Sr. Sec’d. Notes, 10.000%, 10/01/14	407,020
420	Host Hotels & Resorts LP, Gtd. Notes, Ser. O, 6.375%, 03/15/15	427,350
300	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes, 7.875%, 05/01/12	308,250
150	Wyndham Worldwide Corp., Sr. Unsec’d. Notes, 5.750%, 02/01/18	157,392

		1,300,012

Media & Entertainment 1.9%
500	CBS Corp., Gtd. Notes, 8.200%, 05/15/14	574,631
100	Gannett Co., Inc., Sr. Unsec’d. Notes, 6.375%, 04/01/12	101,000
130	Historic TW, Inc., Gtd. Notes, 6.625%, 05/15/29	152,278
100	Lin Television Corp., Gtd. Notes, 6.500%, 05/15/13	100,000
260	Gtd. Notes, Ser. B, 6.500%, 05/15/13	260,000
100	NBCUniversal Media LLC, Sr. Unsec’d. Notes, 4.375%, 04/01/21	106,343
120	News America, Inc., Gtd. Notes, 6.150%, 03/01/37	133,897
415	6.150%, 02/15/41	455,762
60	6.900%, 08/15/39	70,246
450	Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 11.625%, 02/01/14	517,500

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	39

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

	CORPORATE BONDS (Continued)

	Media & Entertainment (cont’d.)
	$600	R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes, 4.950%, 04/01/14	$588,000
	450	8.600%, 08/15/16	456,750
	200	SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes, 11.125%, 06/01/18	211,000
	99	Time Warner Cos., Inc., Gtd. Notes, 6.950%, 01/15/28	119,498
	55	Viacom, Inc., Sr. Unsec’d. Notes, 4.375%, 09/15/14	59,231
	165	6.750%, 10/05/37	207,505

			4,113,641

	Metals 0.8%
	800	Metals USA, Inc., Sr. Sec’d. Notes, 11.125%, 12/01/15	830,000
	200	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/01/39	250,427
	400	Steel Dynamics, Inc., Gtd. Notes, 6.750%, 04/01/15	407,000
	160	United States Steel Corp., Sr. Unsec’d. Notes, 5.650%, 06/01/13	162,800

			1,650,227

	Non-Captive Finance 1.8%
	200	CIT Group, Inc, Sec’d. Notes, 144A, 7.000%, 05/04/15	200,000
	350	7.000%, 05/02/17	349,125
	1,000	General Electric Capital Corp., Sr. Unsec’d. Notes, 4.375%, 12/05/12	1,184,137
	260	Sr. Unsec’d. Notes, MTN, 4.625%, 01/07/21(e)	268,430
	365	4.650%, 10/17/21	375,996
SGD	200	Sr. Unsec’d. Notes, Ser. G, MTN, 2.960%, 05/18/12	160,638
	100	Sub. Notes, 5.300%, 02/11/21	106,426

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
$200	International Lease Finance Corp., Sr. Sec’d. Notes, 144A, 6.500%, 09/01/14	$206,000
75	Sr. Unsec’d. Notes, 5.750%, 05/15/16	70,761
125	6.250%, 05/15/19	117,665
55	SLM Corp., Sr. Notes, MTN, 6.250%, 01/25/16	55,000
510	Sr. Unsec’d. Notes, MTN, 5.050%, 11/14/14	498,525
60	8.000%, 03/25/20	62,400
225	8.450%, 06/15/18	238,500

		3,893,603

Packaging 0.4%
140	Greif, Inc., Sr. Unsec’d. Notes, 7.750%, 08/01/19	150,500
600	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 5.625%, 07/15/13	625,672

		776,172

Paper 0.7%
250	Georgia-Pacific LLC, Gtd. Notes, 144A, 7.125%, 01/15/17(c) (original cost $261,563; purchased 09/09/2011)(b)(d)	265,118
75	International Paper Co., Sr. Unsec’d. Notes, 7.300%, 11/15/39	87,454
200	7.950%, 06/15/18	240,043
450	MeadWestvaco Corp., Sr. Unsec’d. Notes, 7.375%, 09/01/19	493,296
200	Rock-Tenn Co., Gtd. Notes, 9.250%, 03/15/16	212,500
200	Verso Paper Holdings LLC/Verso Paper, Inc., Sr. Sec’d. Notes, 11.500%, 07/01/14	210,000

		1,508,411

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	41

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Pipelines & Other 0.3%
$200	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.625%, 11/01/37	$239,373
85	Energy Transfer Partners LP, Sr. Unsec’d. Notes, 4.650%, 06/01/21	84,381
100	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, 5.850%, 09/15/12	103,543
170	7.300%, 08/15/33	201,739
75	Northwest Pipeline GP, Sr. Unsec’d. Notes, 6.050%, 06/15/18	86,325

		715,361

Real Estate Investment Trusts 0.5%
250	Hospitality Properties Trust, Sr. Unsec’d. Notes, 7.875%, 08/15/14	274,100
100	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 06/01/12	101,439
200	Senior Housing Properties Trust, Sr. Unsec’d. Notes, 8.625%, 01/15/12	202,304
95	Simon Property Group LP, Sr. Unsec’d. Notes, 4.200%, 02/01/15	100,384
125	6.750%, 05/15/14	139,180
200	WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A, 5.750%, 09/02/15	215,692

		1,033,099

Retailers 0.8%
200	CVS Caremark Corp., Sr. Unsec’d. Notes, 6.125%, 09/15/39	242,904
50	Nordstrom, Inc., Sr. Unsec’d. Notes, 4.000%, 10/15/21	51,729
400	Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes, 9.250%, 11/15/14	410,500
450	Susser Holdings LLC/Susser Finance Corp., Gtd. Notes, 8.500%, 05/15/16	469,125
250	Target Corp., Sr. Unsec’d. Notes, 7.000%, 01/15/38	344,088
75	Wal-Mart Stores, Inc., Sr. Unsec’d. Notes, 5.000%, 10/25/40	85,261

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Retailers (cont’d.)
$100	5.625%, 04/15/41	$123,344

		1,726,951

Technology 0.7%
250	Amphenol Corp., Sr. Unsec’d. Notes, 4.750%, 11/15/14	267,716
50	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 3.375%, 11/01/15	50,121
400	Commscope, Inc., Gtd. Notes, 144A, 8.250%, 01/15/19	394,000
50	Fiserv, Inc., Gtd. Notes, 3.125%, 10/01/15	50,951
45	3.125%, 06/15/16	45,706
150	SunGard Data Systems, Inc., Gtd. Notes, 7.625%, 11/15/20	153,750
250	10.250%, 08/15/15	259,375
225	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	237,258

		1,458,877

Telecommunications 1.0%
225	AT&T, Inc., Sr. Unsec’d. Notes, 5.550%, 08/15/41	253,867
130	6.550%, 02/15/39	162,744
300	CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A, 7.750%, 05/01/17	324,750
465	Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 06/01/16 (original cost $525,632; purchased 05/04/11 - 05/11/11)(b)(d)	503,955
250	Metropcs Wireless, Inc., Gtd. Notes, 7.875%, 09/01/18	254,375
290	Nextel Communications, Inc., Gtd. Notes, Ser. E, 6.875%, 10/31/13	286,375
200	Qwest Corp., Sr. Unsec’d. Notes, 8.375%, 05/01/16	228,500

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	43

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
$150	Sprint Capital Corp., Gtd. Notes, 8.375%, 03/15/12	$151,500
85	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.400%, 02/15/38	106,354

		2,272,420

Tobacco 0.4%
250	Altria Group, Inc., Gtd. Notes, 9.950%, 11/10/38	379,825
60	Lorillard Tobacco Co., Gtd. Notes, 3.500%, 08/04/16	60,233
80	8.125%, 06/23/19	96,410
300	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17	346,664

		883,132

	Total corporate bonds	56,845,213

MORTGAGE-BACKED SECURITY 2.4%
5,000	Federal Home Loan Mortgage Corp., 4.500%, TBA 30 YR	5,271,875

MUNICIPAL BONDS 1.9%
75	California St. Build America Bonds, 7.625%, 03/01/40	93,183
115	California St. Build America Bonds, Taxable Var. Purp. GO, 7.500%, 04/01/34	139,013
100	Chicago Ill. Brd. Ed., Build America Bonds, Taxable Ser. E, 6.138%, 12/01/39	106,352
60	City of Chicago IL, O’Hare International Arpt., Build America Bonds, 6.395%, 01/01/40	71,339
275	Connecticut St. Spl. Tax Obligation Rev., Build America Bonds, 5.459%, 11/01/30	306,196
175	District of Columbia Income Tax Rev., Build America Bonds, 5.582%, 12/01/35	213,531
175	District of Columbia Wtr. & Sewr. Auth. Pub. Util. Rev., Taxable, Build America Bonds, 5.522%, 10/01/44	204,543

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)
$125	Metropolitan Government of Nashville & Davidson Cnty., Convention Center Auth., Build America Bonds, 6.731%, 07/01/43	$147,359
200	New Jersey St. Tpk. Auth. Tpk. Rev., Build America Bonds, Taxable, Issuer Subsidy Rev., Ser. A, 7.102%, 01/01/41	266,042
100	Ser. F, 7.414%, 01/01/40	137,595
250	New York, NY, Build America Bonds, 5.968%, 03/01/36	297,277
165	Ohio St. Univ. Gen. Rcpts., Build America Bonds, 4.910%, 06/01/40	185,095
500	Ohio St. Wtr. Dev. Auth. Wtr. Pollutn. Ctl. Rev. Taxable, Build America Bonds, 4.879%, 12/01/34	551,025
295	Pennsylvania St. Tpk. Commission, Tpk. Rev., Build America Bonds, 5.511%, 12/01/45	332,164
75	Regional Transn. Dist. Colo. Sales Tax Rev., Build America Bonds, Ser. B, 5.844%, 11/01/50	94,439
250	Salt River Project Agricultural Improvement & Pwr. Dist., Elec. Sys. Rev., Build America Bonds, 4.839%, 01/01/41	269,645
150	Texas St. Transn. Commn. Rev. Taxable First Tier. Ser. B, Build America Bonds, Direct pmt., 5.028%, 04/01/26	174,290
150	University of Calif. Rev. Build America Bonds, 5.770%, 05/15/43	169,791
250	University TX, Perm. Univ. Build America Bonds, 5.262%, 07/01/39	297,323
150	Utah St. Build America Bonds, Ser. D, GO, 4.554%, 07/01/24	171,683

	Total municipal bonds	4,227,885

U.S. GOVERNMENT AGENCY OBLIGATION 0.2%
330	Federal National Mortgage Association, 1.375%, 11/15/16	330,041

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	45

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)
U.S. TREASURY SECURITIES 0.8%
$120	U.S. Treasury Bonds, 4.375%, 05/15/41	$147,300
795	4.750%, 02/15/41(e)	1,033,500
280	U.S. Treasury Notes, 0.625%, 06/30/12(e)	280,941
275	1.000%, 08/31/16	275,517

	Total U.S. treasury securities	1,737,258

PREFERRED STOCK

Shares

Banking
4,000	Citigroup Capital XIII (Capital Security, fixed to floating preferred), 7.875%(a)	107,720

	Total long-term investments (cost $206,816,521)	213,848,816

SHORT-TERM INVESTMENTS 3.8%

Affiliated Money Market Mutual Fund 3.6%
7,919,488	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(h) (cost $7,919,488)	7,919,488

Notional Amount (000)#

OPTIONS PURCHASED(g) 0.2%

Put Options
2,500	United States Dollar/Brazilian Real, expiring 01/17/12 @ 1.841	203,044
6,500	United States Dollar/Chinese Yuan Renminbi, expiring 10/25/12 @ 6.450	166,588
2,510	United States Dollar/Indian Rupee, expiring 12/21/11 @ 47.630	11,757
2,576	United States Dollar/Turkish Lira, expiring 12/14/11 @ 1.585	1,078

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Notional Amount (000)	Description	Value (Note 1)

OPTIONS PURCHASED(g) (Continued)

Put Options (cont’d.)
$2,582	United States Dollar/South African Rand, expiring 12/05/11 @ 7.325	$6,667

	Total options purchased (cost $723,175)	389,134

	Total short-term investments (cost $8,642,663)	8,308,622

	Total Investments 100.6% (cost $215,459,184; Note 5)	222,157,438
	Liabilities in excess of other assets(i) (0.6%)	(1,345,300)

	Net Assets 100.0%	$220,812,138

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

GO—General Obligation

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

MTN—Medium Term Note

TBA—To Be Announced

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	47

Portfolio of Investments

as of October 31, 2011 continued

ILS—Israeli New Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Nuevo Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian New Lei

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

ZAR—South African Rand

AONIA—Overnight Reserve Bank of Australia Rate

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BKIBOR—6M Thailand Fixing Rate

BUBOR—Budapest Interbank Offered Rate

CNDR7D—7 Day Fixing Repo Rates

EONIA OIS—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

MIBOR—Mumbai Interbank Swap Rate

PRIBOR—Prague Interbank Offered Rate

SONIA OIS—Sterling Overnight Index Average

SOR—Swap Offer Rate

TELBOR—Tel Aviv Interbank Offered Rate

TOIS—TOM Next Index Swap Deposit Rates

WIBOR—Warsaw Interbank Offered Rate

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2011.
(b)	Indicates a security that has been deemed illiquid.
(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(d)	Indicates a restricted security, the aggregate original cost of such securities is $1,428,796. The aggregate value of $1,441,228 is approximately 0.7% of net assets.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Represents a zero coupon bond. Rate shown reflects the effective yield at October 31, 2011.
(g)	Non-income producing security.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding as of October 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
	Long Positions:
2	30 Day Interbank	Dec. 2011	$500,817	$497,249	$(3,568)
5	AUST. 10 Year Bond	Dec. 2011	606,397	588,239	(18,158)
42	CAN 10 Year Bond	Dec. 2011	5,488,876	5,533,002	44,126
47	Euro-BOBL	Dec. 2011	7,967,430	7,956,247	(11,183)
69	Euro-BTP Italian Gov’t. Bond	Dec. 2011	9,472,130	9,273,516	(198,614)
2	Euro-Bund	Dec. 2011	370,745	374,900	4,155
6	Euro-Buxl 30 Year	Dec. 2011	997,942	999,751	1,809
19	Fed Fund 30 Day	Nov. 2011	7,910,613	7,910,966	353
35	Long Gilt	Dec. 2011	7,228,106	7,222,517	(5,589)
15	U.S. Long Bond	Dec. 2011	2,123,456	2,085,469	(37,987)
	Short Positions:
32	30 Day Interbank	Apr. 2012	7,987,359	8,000,479	(13,120)
6	2 Year U.S. Treasury Notes	Dec. 2011	1,323,555	1,321,688	1,867
55	5 Year U.S. Treasury Notes	Dec. 2011	6,745,519	6,743,516	2,003
132	10 Year U.S. Treasury Notes	Dec. 2011	17,150,077	17,036,250	113,827
31	U.S. Ultra Bond	Dec. 2011	4,694,144	4,723,625	(29,481)

					$(149,560)

Forward foreign currency exchange contracts outstanding as of October 31, 2011:

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Argentine Peso,
Expiring 12/23/11	Citibank NA	ARS	1,478,575	$335,278	$333,936	$(1,342)
Expiring 01/27/12	Citibank NA	ARS	4,147,160	946,300	899,570	(46,730)
Expiring 01/27/12	Citibank NA	ARS	845,025	190,000	183,296	(6,704)
Expiring 05/16/12	Citibank NA	ARS	3,228,619	697,100	659,967	(37,133)
Expiring 05/16/12	Citibank NA	ARS	2,869,703	610,900	586,601	(24,299)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	49

Portfolio of Investments

as of October 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/18/11	Goldman Sachs	AUD	7,762,629	$7,958,845	$8,163,120	$204,275
Brazilian Real,
Expiring 01/19/12	Citibank NA	BRL	1,986,823	1,119,400	1,136,183	16,783
Expiring 01/19/12	Citibank NA	BRL	1,485,538	806,700	849,518	42,818
Expiring 01/19/12	Citibank NA	BRL	1,151,630	606,600	658,570	51,970
Expiring 01/19/12	Citibank NA	BRL	1,143,723	610,800	654,048	43,248
Expiring 01/19/12	Citibank NA	BRL	1,133,395	604,800	648,142	43,342
Expiring 01/19/12	Citibank NA	BRL	1,130,674	604,800	646,586	41,786
Expiring 01/19/12	Citibank NA	BRL	1,127,060	612,200	644,520	32,320
Expiring 01/19/12	Citibank NA	BRL	1,121,973	605,000	641,610	36,610
Expiring 01/19/12	Citibank NA	BRL	1,115,895	606,300	638,135	31,835
Expiring 01/19/12	Citibank NA	BRL	915,235	518,400	523,386	4,986
Expiring 01/19/12	Citibank NA	BRL	782,638	407,200	447,559	40,359
Expiring 01/19/12	Citibank NA	BRL	528,047	302,000	301,968	(32)
Expiring 01/19/12	Citibank NA	BRL	387,878	234,000	221,812	(12,188)
Expiring 01/19/12	Citibank NA	BRL	341,757	190,500	195,437	4,937
Expiring 01/19/12	Citibank NA	BRL	323,720	200,000	185,122	(14,878)
Expiring 01/19/12	Morgan Stanley	BRL	1,844,187	1,074,200	1,054,615	(19,585)
Expiring 01/19/12	UBS AG	BRL	969,549	505,500	554,445	48,945
Expiring 01/19/12	UBS AG	BRL	916,910	507,000	524,343	17,343
Expiring 01/19/12	UBS AG	BRL	565,798	322,300	323,557	1,257
British Pound,
Expiring 11/22/11	Citibank NA	GBP	660,223	1,049,500	1,061,346	11,846
Expiring 11/22/11	Morgan Stanley	GBP	3,878,469	6,176,264	6,234,859	58,595
Expiring 11/22/11	Morgan Stanley	GBP	410,036	661,200	659,157	(2,043)
Expiring 11/22/11	Morgan Stanley	GBP	363,600	571,399	584,508	13,109
Canadian Dollar,
Expiring 11/17/11	Goldman Sachs	CAD	650,839	644,800	652,708	7,908
Expiring 11/17/11	Morgan Stanley	CAD	9,019,272	8,855,403	9,045,184	189,781
Expiring 11/17/11	Morgan Stanley	CAD	855,454	843,200	857,912	14,712
Chilean Peso,
Expiring 12/02/11	Citibank NA	CLP	488,990,650	1,051,480	994,346	(57,134)
Expiring 12/02/11	Citibank NA	CLP	320,150,820	610,800	651,016	40,216
Expiring 12/02/11	Citibank NA	CLP	315,706,160	676,900	641,978	(34,922)
Expiring 12/02/11	Citibank NA	CLP	314,211,650	612,200	638,939	26,739
Expiring 12/02/11	Citibank NA	CLP	311,762,850	612,200	633,959	21,759
Expiring 01/09/12	Citibank NA	CLP	426,098,940	806,700	862,209	55,509
Expiring 01/09/12	Citibank NA	CLP	418,773,040	814,100	847,385	33,285
Expiring 01/09/12	Citibank NA	CLP	325,838,265	629,700	659,332	29,632

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 01/09/12	Citibank NA	CLP	325,136,530	$640,600	$657,912	$17,312
Expiring 01/09/12	Citibank NA	CLP	323,809,920	604,800	655,227	50,427
Expiring 01/09/12	Citibank NA	CLP	320,544,000	604,800	648,619	43,819
Expiring 01/09/12	Citibank NA	CLP	319,863,500	605,000	647,242	42,242
Expiring 01/09/12	Citibank NA	CLP	314,460,685	608,300	636,310	28,010
Expiring 01/09/12	Citibank NA	CLP	259,848,000	518,400	525,801	7,401
Expiring 01/09/12	Citibank NA	CLP	217,842,495	425,100	440,803	15,703
Expiring 01/09/12	UBS AG	CLP	160,118,640	322,300	323,999	1,699
Chinese Yuan Renminbi,
Expiring 03/26/12	UBS AG	CNY	16,977,599	2,641,400	2,675,911	34,511
Expiring 03/26/12	UBS AG	CNY	3,501,034	545,800	551,813	6,013
Expiring 03/26/12	UBS AG	CNY	1,184,990	185,000	186,771	1,771
Expiring 08/02/12	UBS AG	CNY	33,327,000	5,250,000	5,264,688	14,688
Expiring 08/02/12	UBS AG	CNY	21,068,100	3,304,800	3,328,141	23,341
Expiring 08/02/12	UBS AG	CNY	6,400,188	1,011,200	1,011,042	(158)
Expiring 08/02/12	UBS AG	CNY	5,693,255	905,200	899,367	(5,833)
Expiring 08/02/12	UBS AG	CNY	3,145,000	500,000	496,818	(3,182)
Expiring 08/02/12	Morgan Stanley	CNY	51,328,160	8,113,200	8,108,343	(4,857)
Colombian Peso,
Expiring 11/01/11	Morgan Stanley	COP	1,874,876,400	1,034,700	1,004,757	(29,943)
Expiring 11/01/11	Morgan Stanley	COP	1,394,837,300	779,500	747,501	(31,999)
Expiring 12/06/11	Citibank NA	COP	2,922,865,875	1,526,500	1,565,709	39,209
Expiring 12/06/11	Citibank NA	COP	1,579,316,925	806,700	846,002	39,302
Expiring 12/06/11	Citibank NA	COP	1,208,875,710	676,900	647,566	(29,334)
Expiring 12/06/11	Citibank NA	COP	1,195,810,560	604,800	640,567	35,767
Expiring 12/06/11	Citibank NA	COP	1,187,071,200	604,800	635,886	31,086
Expiring 12/06/11	Citibank NA	COP	1,183,593,600	604,800	634,023	29,223
Expiring 12/06/11	Citibank NA	COP	1,148,518,800	607,200	615,234	8,034
Expiring 12/06/11	Citibank NA	COP	1,115,079,750	629,100	597,321	(31,779)
Expiring 12/06/11	Citibank NA	COP	861,840,000	456,000	461,667	5,667
Expiring 12/06/11	Citibank NA	COP	798,869,175	425,100	427,935	2,835
Expiring 12/06/11	Citibank NA	COP	757,900,500	393,000	405,989	12,989
Expiring 12/06/11	Citibank NA	COP	756,378,426	418,300	405,174	(13,126)
Expiring 12/06/11	Citibank NA	COP	612,111,600	324,900	327,893	2,993
Expiring 12/06/11	Citibank NA	COP	605,052,500	325,000	324,112	(888)
Expiring 12/06/11	Citibank NA	COP	557,996,000	318,400	298,905	(19,495)
Expiring 12/06/11	Citibank NA	COP	507,846,098	286,300	272,041	(14,259)
Expiring 12/06/11	Citibank NA	COP	477,096,500	251,600	255,569	3,969
Expiring 12/06/11	Citibank NA	COP	466,925,000	250,000	250,120	120
Expiring 12/06/11	Citibank NA	COP	362,175,690	194,000	194,009	9

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	51

Portfolio of Investments

as of October 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 12/06/11	Citibank NA	COP	351,364,000	$188,500	$188,217	$(283)
Expiring 12/06/11	Citibank NA	COP	218,694,000	123,000	117,149	(5,851)
Expiring 12/06/11	UBS AG	COP	1,990,903,310	1,062,098	1,066,479	4,381
Expiring 12/06/11	UBS AG	COP	1,016,955,000	558,000	544,758	(13,242)
Expiring 12/06/11	UBS AG	COP	854,220,000	460,000	457,585	(2,415)
Expiring 12/06/11	UBS AG	COP	612,358,400	326,000	328,026	2,026
Expiring 12/06/11	UBS AG	COP	611,195,750	324,500	327,403	2,903
Expiring 12/06/11	UBS AG	COP	607,136,750	331,000	325,229	(5,771)
Expiring 12/06/11	UBS AG	COP	476,440,500	254,000	255,218	1,218
Czech Koruna,
Expiring 11/21/11	Citibank NA	CZK	14,344,573	783,127	798,163	15,036
Danish Krone,
Expiring 11/21/11	Morgan Stanley	DKK	7,326,975	1,344,618	1,362,058	17,440
Euro,
Expiring 11/22/11	JPMorgan	EUR	575,655	800,000	796,364	(3,636)
Expiring 11/22/11	JPMorgan	EUR	361,165	500,000	499,637	(363)
Expiring 11/22/11	JPMorgan	EUR	317,385	450,000	439,072	(10,928)
Expiring 11/22/11	Morgan Stanley	EUR	109,300	149,429	151,206	1,777
Expiring 11/22/11	UBS AG	EUR	17,733,489	24,565,901	24,532,602	(33,299)
Expiring 11/22/11	UBS AG	EUR	53,000	73,623	73,320	(303)
Hong Kong Dollar,
Expiring 11/18/11	Morgan Stanley	HKD	6,340,525	815,379	816,231	852
Expiring 11/18/11	Citibank NA	HKD	2,019,700	259,757	260,001	244
Hungarian Forint,
Expiring 11/21/11	Citibank NA	HUF	136,513,966	636,000	617,677	(18,323)
Expiring 11/21/11	Citibank NA	HUF	44,215,015	200,103	200,057	(46)
Expiring 11/21/11	JPMorgan	HUF	112,590,003	531,400	509,430	(21,970)
Indian Rupee,
Expiring 12/23/11	Morgan Stanley	INR	91,935,060	1,988,000	1,870,386	(117,614)
Expiring 12/23/11	Morgan Stanley	INR	48,689,280	1,011,200	990,566	(20,634)
Expiring 12/23/11	Morgan Stanley	INR	38,065,532	777,800	774,430	(3,370)
Expiring 12/23/11	UBS AG	INR	38,877,496	811,300	790,949	(20,351)
Expiring 12/23/11	UBS AG	INR	32,742,900	651,600	666,143	14,543
Expiring 12/23/11	UBS AG	INR	31,972,346	640,600	650,466	9,866
Expiring 12/23/11	UBS AG	INR	30,086,518	608,300	612,100	3,800
Expiring 12/23/11	UBS AG	INR	29,957,283	606,300	609,470	3,170
Expiring 12/23/11	UBS AG	INR	23,046,000	501,000	468,863	(32,137)
Expiring 12/23/11	UBS AG	INR	13,572,660	282,000	276,131	(5,869)
Expiring 12/23/11	UBS AG	INR	10,814,310	237,000	220,013	(16,987)

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Indonesian Rupiah,
Expiring 12/27/11	Morgan Stanley	IDR	5,529,491,400	$622,200	$620,730	$(1,470)
Expiring 12/27/11	UBS AG	IDR	5,724,427,500	606,000	642,613	36,613
Expiring 12/27/11	UBS AG	IDR	5,710,980,000	610,800	641,103	30,303
Expiring 12/27/11	UBS AG	IDR	5,570,208,000	604,800	625,300	20,500
Expiring 12/27/11	UBS AG	IDR	3,799,543,800	425,100	426,529	1,429
Israeli New Shekel,
Expiring 11/16/11	Citibank NA	ILS	2,252,672	604,861	620,938	16,077
Expiring 11/16/11	Goldman Sachs	ILS	5,509,942	1,547,100	1,518,789	(28,311)
Expiring 11/16/11	JPMorgan	ILS	6,109,636	1,732,100	1,684,092	(48,008)
Expiring 11/16/11	JPMorgan	ILS	3,004,494	828,400	828,174	(226)
Expiring 11/16/11	JPMorgan	ILS	2,320,330	624,500	639,588	15,088
Expiring 11/16/11	JPMorgan	ILS	2,222,770	606,700	612,696	5,996
Expiring 11/16/11	JPMorgan	ILS	1,541,254	429,700	424,839	(4,861)
Expiring 11/16/11	UBS AG	ILS	2,226,823	608,500	613,813	5,313
Expiring 11/16/11	UBS AG	ILS	1,903,275	505,779	524,629	18,850
Japanese Yen,
Expiring 11/22/11	UBS AG	JPY	489,012,928	6,402,000	6,257,445	(144,555)
Expiring 11/22/11	Citibank NA	JPY	2,030,564,831	26,646,853	25,983,256	(663,597)
Expiring 11/22/11	Morgan Stanley	JPY	40,671,951	537,100	520,441	(16,659)
Expiring 11/22/11	Morgan Stanley	JPY	40,670,877	537,100	520,427	(16,673)
Expiring 11/22/11	Morgan Stanley	JPY	32,545,091	429,700	416,449	(13,251)
Expiring 11/22/11	Morgan Stanley	JPY	17,189,194	220,400	219,954	(446)
Expiring 11/22/11	Morgan Stanley	JPY	16,002,861	210,000	204,774	(5,226)
Expiring 11/28/11	Morgan Stanley	JPY	64,754,872	854,100	828,698	(25,402)
Malaysian Ringgit,
Expiring 11/14/11	UBS AG	MYR	2,107,834	699,000	686,475	(12,525)
Expiring 11/14/11	UBS AG	MYR	1,696,857	555,800	552,629	(3,171)
Expiring 11/14/11	UBS AG	MYR	467,390	154,000	152,219	(1,781)
Expiring 12/20/11	UBS AG	MYR	3,761,747	1,217,000	1,222,869	5,869
Expiring 12/23/11	Citibank NA	MYR	3,132,877	973,487	1,018,298	44,811
Expiring 12/23/11	UBS AG	MYR	2,568,533	806,700	834,866	28,166
Expiring 12/23/11	UBS AG	MYR	1,975,070	644,500	641,969	(2,531)
Expiring 12/23/11	UBS AG	MYR	1,931,308	604,800	627,745	22,945
Expiring 12/23/11	UBS AG	MYR	1,923,566	604,800	625,229	20,429
Expiring 12/23/11	UBS AG	MYR	1,916,449	608,300	622,915	14,615
Expiring 12/23/11	UBS AG	MYR	1,903,240	610,600	618,622	8,022
Mexican Nuevo Peso,
Expiring 11/17/11	JPMorgan	MXN	35,244,311	2,614,893	2,640,151	25,258
Expiring 11/17/11	JPMorgan	MXN	8,667,095	644,800	649,252	4,452

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	53

Portfolio of Investments

as of October 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 11/17/11	JPMorgan	MXN	4,263,703	$322,300	$319,394	$(2,906)
Expiring 11/17/11	Morgan Stanley	MXN	7,116,243	531,400	533,078	1,678
New Taiwan Dollar,
Expiring 12/09/11	Morgan Stanley	TWD	55,590,718	1,891,162	1,859,573	(31,589)
Expiring 12/09/11	Morgan Stanley	TWD	37,450,881	1,288,300	1,252,775	(35,525)
Expiring 12/09/11	Morgan Stanley	TWD	18,639,000	621,300	623,496	2,196
Expiring 12/09/11	UBS AG	TWD	22,359,889	788,500	747,964	(40,536)
Expiring 12/09/11	UBS AG	TWD	20,775,346	707,800	694,959	(12,841)
Expiring 12/09/11	UBS AG	TWD	18,430,350	610,600	616,516	5,916
Expiring 12/09/11	UBS AG	TWD	15,721,962	561,900	525,918	(35,982)
Expiring 12/09/11	UBS AG	TWD	12,776,381	425,100	427,385	2,285
Expiring 12/09/11	UBS AG	TWD	12,693,500	443,000	424,612	(18,388)
Expiring 12/09/11	UBS AG	TWD	11,239,082	394,700	375,960	(18,740)
Expiring 12/09/11	UBS AG	TWD	4,175,762	147,580	139,684	(7,896)
New Zealand Dollar,
Expiring 11/18/11	JPMorgan	NZD	5,306,026	4,218,625	4,285,666	67,041
Expiring 11/18/11	UBS AG	NZD	796,365	632,400	643,223	10,823
Norwegian Krone,
Expiring 11/21/11	Citibank NA	NOK	2,953,334	527,000	529,747	2,747
Expiring 11/21/11	UBS AG	NOK	24,621,966	4,356,599	4,416,509	59,910
Peruvian Nuevo Sol
Expiring 01/13/12	Citibank NA	PEN	2,261,532	828,400	830,316	1,916
Expiring 01/13/12	Citibank NA	PEN	1,688,299	604,800	619,855	15,055
Philippine Peso,
Expiring 11/09/11	UBS AG	PHP	33,267,399	780,833	779,848	(985)
Expiring 11/09/11	UBS AG	PHP	20,237,805	470,100	474,411	4,311
Expiring 11/09/11	UBS AG	PHP	6,073,200	140,000	142,367	2,367
Expiring 11/22/11	Citibank NA	PHP	22,680,360	537,640	531,240	(6,400)
Expiring 11/22/11	UBS AG	PHP	36,400,740	863,600	852,611	(10,989)
Expiring 11/22/11	UBS AG	PHP	25,813,978	593,971	604,638	10,667
Expiring 01/06/12	UBS AG	PHP	35,309,259	806,700	825,479	18,779
Expiring 01/06/12	UBS AG	PHP	35,299,072	811,100	825,241	14,141
Expiring 01/06/12	UBS AG	PHP	35,242,389	814,100	823,916	9,816
Expiring 01/06/12	UBS AG	PHP	26,496,288	604,800	619,445	14,645
Expiring 01/06/12	Morgan Stanley	PHP	26,784,243	621,300	626,177	4,877
Polish Zloty,
Expiring 11/21/11	Citibank NA	PLN	428,961	140,016	134,531	(5,485)
Expiring 11/21/11	Citibank NA	PLN	324,132	102,484	101,654	(830)
Expiring 11/21/11	JPMorgan	PLN	3,164,520	983,186	992,457	9,271
Expiring 11/21/11	JPMorgan	PLN	1,056,312	326,163	331,280	5,117

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 11/21/11	Morgan Stanley	PLN	981,298	$322,300	$307,755	$(14,545)
Romanian New Lei,
Expiring 11/21/11	JPMorgan	RON	1,988,294	636,000	632,518	(3,482)
Russian Rouble,
Expiring 11/08/11	Morgan Stanley	RUB	66,586,700	2,245,000	2,191,989	(53,011)
Expiring 11/08/11	Morgan Stanley	RUB	41,384,752	1,488,500	1,362,358	(126,142)
Expiring 11/08/11	Morgan Stanley	RUB	35,939,800	1,196,000	1,183,114	(12,886)
Expiring 12/16/11	Citibank NA	RUB	18,622,656	606,700	608,926	2,226
Expiring 12/21/11	Barclays Capital	RUB	26,014,038	859,400	849,733	(9,667)
Expiring 12/21/11	Citibank NA	RUB	65,109,247	2,035,300	2,126,756	91,456
Expiring 12/21/11	Citibank NA	RUB	32,487,575	1,010,500	1,061,188	50,688
Expiring 12/21/11	Citibank NA	RUB	19,861,632	604,800	648,769	43,969
Expiring 12/21/11	Citibank NA	RUB	19,858,608	604,800	648,670	43,870
Expiring 12/21/11	Citibank NA	RUB	19,733,252	608,300	644,575	36,275
Expiring 12/21/11	Citibank NA	RUB	19,303,556	614,900	630,539	15,639
Expiring 12/21/11	Citibank NA	RUB	18,458,343	604,300	602,931	(1,369)
Expiring 12/21/11	Citibank NA	RUB	13,135,590	425,100	429,066	3,966
Expiring 12/21/11	Morgan Stanley	RUB	19,269,261	644,500	629,419	(15,081)
Singapore Dollar,
Expiring 02/08/12	Morgan Stanley	SGD	508,008	387,077	404,959	17,882
Expiring 04/13/12	Morgan Stanley	SGD	504,455	384,818	402,501	17,683
Expiring 11/18/11	UBS AG	SGD	7,047,452	5,566,730	5,616,368	49,638
South African Rand,
Expiring 11/28/11	Citibank NA	ZAR	6,756,871	850,200	847,925	(2,275)
Expiring 11/28/11	Citibank NA	ZAR	4,971,360	644,500	623,860	(20,640)
Expiring 11/28/11	Citibank NA	ZAR	4,837,635	624,842	607,078	(17,764)
South Korean Won,
Expiring 11/30/11	Morgan Stanley	KRW	706,819,200	622,200	636,373	14,173
Expiring 11/30/11	Morgan Stanley	KRW	593,594,820	517,700	534,433	16,733
Expiring 11/30/11	UBS AG	KRW	3,201,517,857	2,956,921	2,882,433	(74,488)
Expiring 11/30/11	UBS AG	KRW	1,447,782,150	1,353,700	1,303,486	(50,214)
Expiring 11/30/11	UBS AG	KRW	1,073,118,750	907,500	966,164	58,664
Expiring 11/30/11	UBS AG	KRW	948,996,370	814,100	854,413	40,313
Expiring 11/30/11	UBS AG	KRW	948,987,000	811,100	854,404	43,304
Expiring 11/30/11	UBS AG	KRW	794,347,225	733,300	715,177	(18,123)
Expiring 11/30/11	UBS AG	KRW	719,028,900	612,200	647,365	35,165
Expiring 11/30/11	UBS AG	KRW	377,475,000	350,000	339,853	(10,147)
Swedish Krona,
Expiring 11/21/11	Goldman Sachs	SEK	5,605,447	859,700	859,099	(601)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	55

Portfolio of Investments

as of October 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 11/21/11	Goldman Sachs	SEK	3,485,917	$527,000	$534,257	$7,257
Expiring 11/21/11	Morgan Stanley	SEK	33,099,840	4,955,421	5,072,931	117,510
Swiss Franc,
Expiring 11/21/11	JPMorgan	CHF	376,713	421,600	429,289	7,689
Expiring 11/21/11	JPMorgan	CHF	188,016	210,000	214,256	4,256
Expiring 11/21/11	Morgan Stanley	CHF	374,074	425,000	426,282	1,282
Expiring 11/21/11	UBS AG	CHF	1,677,657	1,864,316	1,911,801	47,485
Expiring 11/21/11	UBS AG	CHF	749,898	854,100	854,558	458
Thai Baht,
Expiring 11/30/11	Citibank NA	THB	33,111,826	1,097,872	1,074,013	(23,859)
Expiring 11/30/11	UBS AG	THB	25,188,254	814,100	817,005	2,905
Expiring 11/30/11	UBS AG	THB	25,103,545	811,100	814,257	3,157
Expiring 11/30/11	UBS AG	THB	18,859,060	605,000	611,711	6,711
Expiring 11/30/11	Morgan Stanley	THB	19,086,336	621,300	619,083	(2,217)
Turkish Lira,
Expiring 11/16/11	Morgan Stanley	TRY	1,000,000	535,187	563,464	28,277
Expiring 11/17/11	Goldman Sachs	TRY	762,101	427,000	429,320	2,320
Expiring 11/28/11	JPMorgan	TRY	1,835,783	1,021,491	1,031,617	10,126
Expiring 11/28/11	Morgan Stanley	TRY	578,137	318,800	324,884	6,084
Expiring 11/28/11	UBS AG	TRY	1,526,566	859,700	857,852	(1,848)
Expiring 11/28/11	UBS AG	TRY	778,608	425,100	437,538	12,438
Expiring 11/28/11	UBS AG	TRY	769,438	427,000	432,385	5,385
Expiring 12/15/11	Morgan Stanley	TRY	895,237	476,900	501,032	24,132

				$263,577,911	$264,325,243	$747,332

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Argentine Peso,
Expiring 12/23/11	Citibank NA	ARS	1,478,576	$336,997	$333,936	$3,061
Expiring 01/27/12	Citibank NA	ARS	2,714,500	610,000	588,809	21,191
Expiring 01/27/12	Citibank NA	ARS	2,277,685	507,845	494,058	13,787
Expiring 05/16/12	Citibank NA	ARS	6,098,321	1,239,496	1,246,568	(7,072)
Australian Dollar,
Expiring 11/18/11	JPMorgan	AUD	1,251,872	1,322,300	1,316,459	5,841
Expiring 11/18/11	Morgan Stanley	AUD	608,970	619,796	640,388	(20,592)
Brazilian Real,
Expiring 01/19/12	Citibank NA	BRL	2,405,912	1,327,400	1,375,843	(48,443)

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 01/19/12	Citibank NA	BRL	1,910,615	$1,049,500	$1,092,602	$(43,102)
Expiring 01/19/12	Citibank NA	BRL	1,772,000	907,554	1,013,334	(105,780)
Expiring 01/19/12	Citibank NA	BRL	1,544,388	850,200	883,172	(32,972)
Expiring 01/19/12	Citibank NA	BRL	934,078	518,500	534,161	(15,661)
Expiring 01/19/12	Morgan Stanley	BRL	7,871,886	4,310,292	4,501,610	(191,318)
Expiring 01/19/12	UBS AG	BRL	2,318,378	1,264,800	1,325,786	(60,986)
Expiring 01/19/12	UBS AG	BRL	2,302,375	1,250,000	1,316,634	(66,634)
Expiring 01/19/12	UBS AG	BRL	1,708,950	909,500	977,279	(67,779)
Expiring 01/19/12	UBS AG	BRL	941,800	524,680	538,577	(13,897)
British Pound,
Expiring 11/22/11	JPMorgan	GBP	300,680	483,400	483,361	39
Canadian Dollar,
Expiring 11/17/11	Morgan Stanley	CAD	854,174	850,200	856,628	(6,428)
Chilean Peso,
Expiring 12/02/11	Citibank NA	CLP	470,229,445	878,769	956,196	(77,427)
Expiring 12/02/11	Citibank NA	CLP	337,267,515	703,300	685,822	17,478
Expiring 12/02/11	Citibank NA	CLP	282,523,555	582,523	574,502	8,021
Expiring 12/02/11	Citibank NA	CLP	184,905,740	381,800	375,999	5,801
Expiring 01/09/12	Citibank NA	CLP	1,702,530,875	3,267,500	3,445,063	(177,563)
Expiring 12/02/11	UBS AG	CLP	475,895,875	909,500	967,718	(58,218)
Chinese Yuan Renminbi,
Expiring 08/02/12	Morgan Stanley	CNY	24,980,637	3,938,300	3,946,208	(7,908)
Expiring 08/02/12	Morgan Stanley	CNY	10,626,821	1,656,300	1,678,726	(22,426)
Expiring 08/02/12	UBS AG	CNY	24,984,575	3,938,300	3,946,830	(8,530)
Expiring 08/02/12	UBS AG	CNY	18,023,040	2,816,100	2,847,111	(31,011)
Expiring 08/02/12	UBS AG	CNY	11,194,526	1,780,300	1,768,407	11,893
Expiring 08/02/12	UBS AG	CNY	10,871,526	1,732,100	1,717,382	14,718
Expiring 10/29/12	Goldman Sachs	CNY	25,560,000	4,000,000	4,043,920	(43,920)
Colombian Peso,
Expiring 11/01/11	Citibank NA	COP	1,278,810,390	703,300	685,322	17,978
Expiring 11/01/11	UBS AG	COP	1,990,903,310	1,062,382	1,066,936	(4,554)
Expiring 12/06/11	Citibank NA	COP	4,540,065,289	2,555,336	2,432,004	123,332
Expiring 12/06/11	Citibank NA	COP	2,479,200,000	1,358,280	1,328,048	30,232
Expiring 12/06/11	Citibank NA	COP	1,325,293,090	733,300	709,928	23,372
Expiring 12/06/11	Citibank NA	COP	1,218,208,200	632,507	652,565	(20,058)
Expiring 12/06/11	Citibank NA	COP	1,150,357,900	583,272	616,219	(32,947)
Expiring 12/06/11	Citibank NA	COP	1,040,447,500	565,000	557,343	7,657
Expiring 12/06/11	Citibank NA	COP	809,485,100	442,100	433,622	8,478
Expiring 12/06/11	Citibank NA	COP	802,911,500	423,700	430,100	(6,400)
Expiring 12/06/11	Citibank NA	COP	722,529,000	387,000	387,041	(41)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	57

Portfolio of Investments

as of October 31, 2011 continued

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 12/06/11	Morgan Stanley	COP	1,201,992,500	$644,500	$643,879	$621
Expiring 12/06/11	UBS AG	COP	1,316,794,500	737,700	705,375	32,325
Expiring 12/06/11	UBS AG	COP	1,244,642,140	681,100	666,725	14,375
Czech Koruna,
Expiring 11/21/11	Citibank NA	CZK	11,828,081	661,200	658,140	3,060
Euro,
Expiring 11/16/11	UBA AG	EUR	380,000	505,779	525,725	(19,946)
Expiring 11/16/11	Citibank NA	EUR	455,800	604,861	630,592	(25,731)
Expiring 11/22/11	Citibank NA	EUR	870,716	1,212,200	1,204,553	7,647
Expiring 11/22/11	Morgan Stanley	EUR	275,393	383,146	380,980	2,166
Expiring 11/22/11	Morgan Stanley	EUR	178,342	247,199	246,719	480
Hong Kong Dollar,
Expiring 01/09/12	Morgan Stanley	HKD	7,965,219	1,024,900	1,025,774	(874)
Expiring 02/02/12	UBS AG	HKD	5,096,336	655,474	656,458	(984)
Expiring 02/07/12	Citibank NA	HKD	3,007,671	387,983	387,435	548
Expiring 06/12/12	JPMorgan	HKD	5,348,747	690,379	689,734	645
Expiring 10/15/12	Goldman Sachs	HKD	1,021,989	131,730	131,918	(188)
Hungarian Forint,
Expiring 11/21/11	Citibank NA	HUF	256,341,104	1,182,100	1,159,852	22,248
Indian Rupee,
Expiring 12/23/11	UBS AG	INR	61,919,000	1,300,000	1,259,720	40,280
Expiring 12/23/11	UBS AG	INR	50,659,323	1,025,700	1,030,646	(4,946)
Expiring 12/23/11	UBS AG	INR	47,347,300	1,001,000	963,264	37,736
Expiring 12/23/11	UBS AG	INR	43,514,944	875,200	885,296	(10,096)
Expiring 12/23/11	UBS AG	INR	34,621,924	723,400	704,371	19,029
Expiring 12/23/11	UBS AG	INR	28,651,139	580,100	582,897	(2,797)
Expiring 12/23/11	UBS AG	INR	23,795,300	481,784	484,107	(2,323)
Expiring 12/23/11	UBS AG	INR	23,100,700	458,075	469,976	(11,901)
Expiring 12/23/11	UBS AG	INR	22,285,252	480,700	453,386	27,314
Expiring 12/23/11	UBS AG	INR	14,632,213	318,022	297,687	20,335
Expiring 12/23/11	UBS AG	INR	14,565,741	311,700	296,335	15,365
Indonesian Rupiah,
Expiring 12/27/11	UBS AG	IDR	10,040,278,500	1,099,100	1,127,101	(28,001)
Israeli New Shekel,
Expiring 11/02/11	Barclays Capital	ILS	3,500,000	951,164	965,517	(14,353)
Expiring 11/02/11	Barclays Capital	ILS	3,444,700	998,059	950,262	47,797
Expiring 11/02/11	Citibank NA	ILS	3,570,681	988,016	985,015	3,001
Expiring 11/02/11	Citibank NA	ILS	2,549,914	706,000	703,425	2,575
Expiring 11/02/11	Citibank NA	ILS	2,000,000	584,454	551,724	32,730
Expiring 11/02/11	Morgan Stanley	ILS	2,715,093	736,900	748,991	(12,091)

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Expiring 11/16/11	Citibank NA	ILS	2,278,277	$622,000	$627,996	$(5,996)
Expiring 11/16/11	Citibank NA	ILS	2,164,400	580,499	596,607	(16,108)
Expiring 11/16/11	Citibank NA	ILS	1,943,305	531,400	535,663	(4,263)
Expiring 11/16/11	Goldman Sachs	ILS	2,869,117	795,200	790,859	4,341
Expiring 11/16/11	JPMorgan	ILS	4,445,149	1,201,400	1,225,284	(23,884)
Japanese Yen,
Expiring 11/22/11	Morgan Stanley	JPY	40,405,052	531,400	517,026	14,374
Expiring 07/23/12	JPMorgan	JPY	100,843,013	1,282,130	1,297,311	(15,181)
Expiring 11/13/12	Citibank NA	JPY	100,960,000	1,323,198	1,301,668	21,530
Mexican Nuevo Peso,
Expiring 11/17/11	Citibank NA	MXN	11,520,943	854,100	863,034	(8,934)
Expiring 11/17/11	Citibank NA	MXN	8,724,367	661,200	653,542	7,658
Expiring 11/17/11	JPMorgan	MXN	17,460,674	1,264,800	1,307,979	(43,179)
Expiring 11/17/11	JPMorgan	MXN	11,545,633	839,600	864,883	(25,283)
Malaysian Ringgit,
Expiring 11/14/11	UBS AG	MYR	6,199,700	2,029,295	2,019,106	10,189
Expiring 11/14/11	UBS AG	MYR	971,253	311,000	316,316	(5,316)
Expiring 12/20/11	UBS AG	MYR	3,761,747	1,180,156	1,222,869	(42,713)
Expiring 12/23/11	UBS AG	MYR	3,398,201	1,074,700	1,104,538	(29,838)
New Taiwan Dollar,
Expiring 12/09/11	Citibank NA	TWD	17,871,840	630,400	597,833	32,567
Expiring 12/09/11	Morgan Stanley	TWD	17,896,401	635,300	598,655	36,645
Expiring 12/09/11	UBS AG	TWD	32,197,108	1,135,300	1,077,030	58,270
Expiring 12/09/11	UBS AG	TWD	18,170,000	599,690	607,807	(8,117)
Expiring 12/09/11	UBS AG	TWD	17,636,720	617,900	589,968	27,932
Expiring 12/09/11	UBS AG	TWD	17,438,000	576,463	583,321	(6,858)
Expiring 12/09/11	UBS AG	TWD	16,591,674	575,700	555,010	20,690
Expiring 12/09/11	UBS AG	TWD	15,538,444	547,900	519,779	28,121
Expiring 12/09/11	UBS AG	TWD	14,042,952	491,700	469,753	21,947
Expiring 12/09/11	UBS AG	TWD	12,987,100	435,166	434,433	733
Expiring 12/09/11	UBS AG	TWD	12,693,494	437,029	424,612	12,417
Expiring 12/09/11	UBS AG	TWD	7,439,530	263,160	248,861	14,299
Expiring 12/09/11	UBS AG	TWD	6,622,119	231,300	221,517	9,783
New Zealand Dollar,
Expiring 11/18/11	UBS AG	NZD	1,087,477	881,600	878,353	3,247
Norwegian Krone,
Expiring 11/21/11	Citibank NA	NOK	4,763,933	876,800	854,520	22,280
Expiring 11/21/11	UBS AG	NOK	4,868,789	881,600	873,328	8,272
Peruvian Nuevo Sol
Expiring 01/13/12	Citibank NA	PEN	3,949,831	1,438,656	1,450,170	(11,514)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	59

Portfolio of Investments

as of October 31, 2011 continued

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Philippine Peso,
Expiring 11/09/11	UBS AG	PHP	59,578,404	$1,367,732	$1,396,626	$(28,894)
Expiring 11/22/11	UBS AG	PHP	51,634,102	1,205,700	1,209,420	(3,720)
Expiring 11/22/11	UBS AG	PHP	33,260,975	765,500	779,068	(13,568)
Expiring 01/06/12	UBS AG	PHP	50,182,552	1,181,600	1,173,195	8,405
Polish Zloty,
Expiring 11/21/11	Citibank NA	PLN	3,439,235	1,079,900	1,078,613	1,287
Expiring 11/21/11	Citibank NA	PLN	2,736,842	843,200	858,328	(15,128)
Expiring 11/21/11	Morgan Stanley	PLN	1,972,408	644,500	618,587	25,913
Romanian New Lei,
Expiring 11/21/11	Citibank NA	RON	1,988,294	635,830	632,518	3,312
Russian Rouble,
Expiring 11/08/11	Citibank NA	RUB	102,526,500	3,430,299	3,375,102	55,197
Expiring 11/08/11	Morgan Stanley	RUB	41,384,752	1,409,082	1,362,358	46,724
Expiring 12/16/11	Citibank NA	RUB	18,622,656	583,819	608,926	(25,107)
Expiring 12/21/11	Citibank NA	RUB	86,832,743	2,740,500	2,836,341	(95,841)
Expiring 12/21/11	Citibank NA	RUB	32,487,575	982,150	1,061,188	(79,038)
Expiring 12/21/11	Citibank NA	RUB	18,458,343	596,489	602,931	(6,442)
Singapore Dollar,
Expiring 11/18/11	Goldman Sachs	SGD	3,037,115	2,424,300	2,420,386	3,914
Expiring 11/18/11	JPMorgan	SGD	1,856,977	1,454,493	1,479,891	(25,398)
Expiring 02/08/12	UBS AG	SGD	508,008	420,815	404,959	15,856
Expiring 04/13/12	UBS AG	SGD	504,455	418,218	402,501	15,717
Expiring 05/24/12	UBS AG	SGD	252,803	205,280	201,819	3,461
Expiring 09/10/12	UBS AG	SGD	512,195	423,022	409,459	13,563
Expiring 10/01/12	Morgan Stanley	SGD	1,538,793	1,270,381	1,230,467	39,914
South African Rand,
Expiring 11/28/11	UBS AG	ZAR	14,418,997	1,817,388	1,809,450	7,938
Expiring 12/07/11	Morgan Stanley	ZAR	9,449,250	1,290,000	1,184,147	105,853
South Korean Won,
Expiring 11/30/2011	UBS AG	KRW	1,532,991,460	1,401,400	1,380,203	21,197
Expiring 11/30/2011	UBS AG	KRW	1,084,979,600	923,387	976,843	(53,456)
Expiring 11/30/2011	UBS AG	KRW	997,352,470	904,300	897,949	6,351
Swedish Krona,
Expiring 11/21/11	Citibank NA	SEK	4,102,115	644,500	628,696	15,804
Swiss Franc,
Expiring 11/21/11	Citibank NA	CHF	286,700	324,101	326,714	(2,613)
Expiring 11/21/11	JPMorgan	CHF	752,021	850,200	856,977	(6,777)
Expiring 10/25/12	Citibank NA	CHF	101,598	116,551	116,895	(344)
Expiring 10/26/12	Morgan Stanley	CHF	104,083	117,546	119,754	(2,208)

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
Thai Baht,
Expiring 11/30/11	UBS AG	THB	50,740,331	$1,639,800	$1,645,810	$(6,010)
Expiring 11/30/11	UBS AG	THB	35,604,400	1,142,265	1,154,862	(12,597)
Expiring 11/30/11	UBS AG	THB	17,386,140	575,700	563,936	11,764
Expiring 11/30/11	UBS AG	THB	3,652,400	120,208	118,469	1,739
Turkish Lira,
Expiring 11/16/11	Citibank NA	TRY	1,000,000	598,086	563,464	34,622
Expiring 11/17/11	Citibank NA	TRY	1,712,758	966,800	964,859	1,941
Expiring 12/15/11	Morgan Stanley	TRY	2,042,768	1,288,000	1,143,264	144,736
Expiring 04/25/12	UBS AG	TRY	465,230	277,501	253,034	24,467

				$143,701,339	$144,023,436	(322,097)

						$425,235

Credit default swap agreements outstanding as of October 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Citibank NA	06/20/14	$500	1.000%	Viacom, Inc.	$(5,495)	$20,711	$(26,206)
Citibank NA	03/20/12	600	5.000	XL Capital Ltd.	(14,063)	(4,666)	(9,397)
Credit Suisse International	03/20/15	420	1.000	Toll Brothers Finance Corp.	4,824	1,663	3,161
Deutsche Bank AG	03/20/18	250	3.700	American International Group, Inc.	2,296	—	2,296
Deutsche Bank AG	03/20/12	100	5.000	Gannett Co., Inc.	(2,203)	(422)	(1,781)
Deutsche Bank AG	09/20/13	260	1.000	Masco Corp.	5,531	4,640	891
Deutsche Bank AG	06/20/14	600	1.000	R.R. Donnelley & Sons Co.	55,099	25,484	29,615
Deutsche Bank AG	06/20/13	600	1.000	Sealed Air Corp.	(645)	4,195	(4,840)
Deutsche Bank AG	03/20/14	250	7.050	Starwood Hotels & Resorts Holdings	(36,316)	—	(36,316)
Goldman Sachs International	03/20/14	350	0.700	Duke Energy Corp.	(3,481)	—	(3,481)
JPMorgan Chase Bank	09/20/16	450	1.000	R.R. Donnelley & Sons Co.	88,104	39,111	48,993

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	61

Portfolio of Investments

as of October 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1) (cont’d.):
JPMorgan Chase Bank	06/20/14	$510	5.000%	SLM Corp.	$(9,670)	$52,457	$(62,127)
JPMorgan Chase Bank	09/20/19	450	1.000	Westvaco Corp.	23,485	6,985	16,500

					$107,466	$150,158	$(42,692)

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Credit Default Swaps on Credit Index—Sell Protection(2):
Barclays Bank PLC	12/20/16	$3,000	5.000%	CDX.NA.HY.17.V1	$(163,579)	$(282,917)	$119,338

Counterparty	Termination Date	Implied Credit Spread at October 31, 2011(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issues—Sell Protection(2):
Barclays Bank PLC	12/20/14	12.760%	$1,500	1.000%	Republic of Portugal	$(398,308)	$(412,057)	$13,749
HSBC Bank USA NA	12/20/14	8.450%	2,000	1.000	Ireland Government Bond	(374,547)	(399,762)	25,215
UBS AG	12/20/16	1.756%	1,000	1.000	Republic of France	(34,972)	(31,892)	(3,080)
UBS AG	12/20/16	4.409%	2,000	1.000	Republic of Italy	(287,818)	(293,422)	5,604

						$(1,095,645)	$(1,137,133)	$41,488

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding as of October 31, 2011:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	12/05/12	CHF	1,000	4.375%	3 Month LIBOR	$28,668	$—	$28,668
Credit Suisse International(b)	05/12/15	CHF	1,000	2.625	3 Month LIBOR	(64,327)	(25,901)	(38,426)
Credit Suisse International(c)	05/20/16	CHF	500	4.000	3 Month LIBOR	7,557	681	6,876
Citibank NA(d)	05/16/13	EUR	550	5.250	3 Month LIBOR	(41,167)	—	(41,167)
Citibank NA(e)	02/10/14	EUR	750	6.500	3 Month LIBOR	(123,128)	(56,251)	(66,877)
Citibank NA(f)	07/28/14	EUR	1,500	6.750	3 Month LIBOR	(223,206)	(56,992)	(166,214)
Citibank NA(g)	10/14/14	EUR	1,000	7.500	3 Month LIBOR	(207,546)	(156,521)	(51,025)
Citibank NA(h)	04/15/16	EUR	700	4.500	3 Month LIBOR	(73,638)	—	(73,638)
Citibank NA(i)	11/13/12	JPY	100,000	1.920	6 Month LIBOR	(88,028)	—	(88,028)

						$(784,815)	$(294,984)	$(489,831)

(a)	The Fund pays a fixed rate based on a notional amount of CHF 1,000,000. The Fund receives a floating rate based on a notional amount of $1,221,299.
(b)	The Fund pays a fixed rate based on a notional amount of CHF 1,000,000. The Fund receives a floating rate based on a notional amount of $1,111,111.
(c)	The Fund pays a fixed rate based on a notional amount of CHF 500,000. The Fund receives a floating rate based on a notional amount of $566,893.
(d)	The Fund pays a fixed rate based on a notional amount of EUR 550,000. The Fund receives a floating rate based on a notional amount of $776,875.
(e)	The Fund pays a fixed rate based on a notional amount of EUR 750,000. The Fund receives a floating rate based on a notional amount of $1,034,850.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	63

Portfolio of Investments

as of October 31, 2011 continued

(f)	The Fund pays a fixed rate based on a notional amount of EUR 1,500,000. The Fund receives a floating rate based on a notional amount of $1,986,450.
(g)	The Fund pays a fixed rate based on a notional amount of EUR 1,000,000. The Fund receives a floating rate based on a notional amount of $1,364,000.
(h)	The Fund pays a fixed rate based on a notional amount of EUR 700,000. The Fund receives a floating rate based on a notional amount of $960,190.
(i)	The Fund pays a fixed rate based on a notional amount of JPY 100,000,000. The Fund receives a floating rate based on a notional amount of USD $1,197,891.

Interest rate swap agreements outstanding as of October 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	09/22/12	AUD	6,000	3.793%	1 Day AONIA	$20,325	$—	$20,325
Barclays Bank PLC(b)	02/14/31	AUD	700	6.110	6 Month BBSW	76,927	—	76,927
Barclays Bank PLC(a)	02/14/41	AUD	500	5.860	6 Month BBSW	(62,869)	—	(62,869)
Citibank NA(b)	09/07/21	AUD	1,000	4.945	6 Month BBSW	(13,962)	—	(13,962)
Credit Suisse International(a)	08/31/21	AUD	1,300	5.160	6 Month BBSW	(4,738)	—	(4,738)
Credit Suisse International(b)	08/31/26	AUD	900	5.358	6 Month BBSW	3,190	—	3,190
Credit Suisse International(b)	08/31/31	AUD	800	5.370	6 Month BBSW	10,527	—	10,527
Credit Suisse International(a)	08/31/36	AUD	700	5.255	6 Month BBSW	(8,183)	—	(8,183)
Royal Bank of Scotland(b)	09/22/21	AUD	1,400	4.900	6 Month BBSW	(25,492)	—	(25,492)
Royal Bank of Scotland(a)	09/22/36	AUD	700	4.970	6 Month BBSW	21,817	—	21,817
Credit Suisse International(b)	09/02/16	CHF	2,000	0.950	6 Month CHF LIBOR	28,198	—	28,198
Credit Suisse International(b)	09/23/16	CHF	1,200	0.800	6 Month CHF LIBOR	5,019	—	5,019
Credit Suisse International(a)	09/23/21	CHF	600	1.453	6 Month CHF LIBOR	822	—	822
UBS AG(a)	11/11/11	CHF	20,000	0.020	1 Day CHF TOIS	(350)	—	(350)
UBS AG(a)	11/18/11	CHF	20,000	—	1 Day CHF TOIS	3,156	—	3,156
Bank of America NA(b)	09/01/12	CNY	12,000	4.410	CNDR7D	(6,958)	—	(6,958)
Bank of America NA(a)	09/01/13	CNY	12,000	4.220	CNDR7D	(5,342)	—	(5,342)
Citibank NA(b)	03/15/16	CZK	33,300	2.865	6 Month PRIBOR	119,869	—	119,869
Bank of America NA(a)	08/10/13	EUR	10,000	0.945	1 Day EUR EONIA OIS	(55,375)	—	(55,375)
Bank of America NA(b)	08/10/13	EUR	10,000	1.320	3 Month EURIBOR	10,289	—	10,289

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Citibank NA(b)	07/22/16	EUR	500	2.600%	6 Month EURIBOR	$22,433	$—	$22,433
Credit Suisse International(b)	09/02/16	EUR	1,000	1.630	1 Day EUR EONIA OIS	19,533	—	19,533
Credit Suisse International(b)	09/23/16	EUR	1,600	1.365	1 Day EUR EONIA OIS	(1,729)	—	(1,729)
Credit Suisse International(b)	09/26/16	EUR	500	1.280	1 Day EUR EONIA OIS	(3,469)	—	(3,469)
HSBC Bank USA NA(b)	08/19/14	EUR	3,000	1.065	1 Day EUR EONIA OIS	20,428	—	20,428
HSBC Bank USA NA(b)	08/04/16	EUR	1,300	1.925	1 Day EUR EONIA OIS	53,766	—	53,766
HSBC Bank USA NA(b)	08/29/16	EUR	1,000	1.600	1 Day EUR EONIA OIS	17,730	—	17,730
HSBC Bank USA NA(b)	08/30/16	EUR	500	1.560	1 Day EUR EONIA OIS	7,472	—	7,472
JP Morgan Chase Bank NA(b)	04/18/13	EUR	3,200	2.413	6 Month EURIBOR	111,131	—	111,131
JP Morgan Chase Bank NA(b)	04/19/16	EUR	1,600	3.124	6 Month EURIBOR	156,088	—	156,088
Citibank NA(a)	08/03/12	GBP	5,000	0.548	1 Day GBP SONIA OIS	(2,065)	—	(2,065)
Citibank NA(b)	08/01/16	GBP	500	2.060	6 Month GBP LIBOR	12,662	—	12,662
HSBC Bank USA NA(b)	08/09/16	GBP	1,200	1.894	6 Month GBP LIBOR	13,990	—	13,990
Barclays Bank PLC(a)	09/21/13	ILS	10,500	2.980	3 Month TELBOR	(8,905)	—	(8,905)
Barclays Bank PLC(b)	09/21/21	ILS	2,000	4.530	3 Month TELBOR	4,383	—	4,383
Citibank NA(b)	10/21/21	ILS	2,000	4.530	3 Month TELBOR	3,539	—	3,539
Bank of America NA(b)	09/07/12	INR	85,000	7.650	1 Day MIBOR	(12,369)	—	(12,369)
Bank of America NA(a)	09/07/13	INR	85,000	7.260	1 Day MIBOR	17,169	—	17,169
Barclays Bank PLC(b)	06/13/18	JPY	165,000	0.778	6 Month Yen LIBOR	24,799	—	24,799
Barclays Bank PLC(b)	02/02/21	JPY	60,000	1.265	6 Month Yen LIBOR	24,115	—	24,115
Barclays Bank PLC(b)	02/16/21	JPY	96,000	1.365	6 Month Yen LIBOR	49,817	—	49,817
Barclays Bank PLC(b)	06/02/21	JPY	50,000	1.200	6 Month Yen LIBOR	15,155	—	15,155
Barclays Bank PLC(b)	06/16/21	JPY	45,000	1.170	6 Month Yen LIBOR	11,433	—	11,433
Barclays Bank PLC(b)	06/28/21	JPY	40,000	1.123	6 Month Yen LIBOR	7,338	—	7,338
Barclays Bank PLC(b)	08/18/31	JPY	110,000	1.750	6 Month Yen LIBOR	12,094	—	12,094
Barclays Bank PLC(b)	08/30/31	JPY	25,000	1.750	6 Month Yen LIBOR	2,566	—	2,566
Citibank NA(b)	05/17/20	JPY	186,905	1.388	6 Month Yen LIBOR	120,266	—	120,266
Citibank NA(b)	12/20/20	JPY	90,000	1.353	6 Month Yen LIBOR	48,481	—	48,481
Citibank NA(b)	07/22/21	JPY	30,000	1.090	6 Month Yen LIBOR	3,742	—	3,742
Citibank NA(b)	07/21/24	JPY	85,500	1.489	6 Month Yen LIBOR	28,007	—	28,007
Citibank NA(b)	07/04/26	JPY	60,000	1.603	6 Month Yen LIBOR	18,466	—	18,466
Citibank NA(b)	08/02/26	JPY	70,000	1.534	6 Month Yen LIBOR	10,738	—	10,738
Citibank NA(b)	07/21/30	JPY	101,900	1.781	6 Month Yen LIBOR	29,469	—	29,469
Citibank NA(b)	08/24/31	JPY	25,000	1.683	6 Month Yen LIBOR	(1,516)	—	(1,516)
Citibank NA(b)	09/02/31	JPY	30,000	1.730	6 Month Yen LIBOR	1,524	—	1,524

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	65

Portfolio of Investments

as of October 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse International(c)	10/28/21	JPY	250,000	NA	3 Month Yen LIBOR	$(5,381)	$—	$(5,381)
Credit Suisse International(b)	09/05/31	JPY	45,000	1.770%	6 Month Yen LIBOR	9,635	—	9,635
Credit Suisse International(b)	09/13/31	JPY	20,000	1.670	6 Month Yen LIBOR	(2,087)	—	(2,087)
Royal Bank of Scotland(b)	10/04/21	JPY	50,000	1.013	6 Month Yen LIBOR	4,786	—	4,786
Royal Bank of Scotland(b)	09/16/31	JPY	30,000	1.636	6 Month Yen LIBOR	(5,668)	—	(5,668)
UBS AG(b)	07/11/21	JPY	40,000	1.193	6 Month Yen LIBOR	10,644	—	10,644
Bank of America NA(b)	05/27/13	KRW	1,800,000	3.780	3 Month Certificate of Deposit Rate	7,075	—	7,075
Bank of America NA(a)	05/27/16	KRW	700,000	3.930	3 Month Certificate of Deposit Rate	(10,939)	—	(10,939)
Citibank NA(a)	05/09/12	KRW	4,100,000	3.790	3 Month Certificate of Deposit Rate	(6,043)	—	(6,043)
UBS AG(b)	05/09/12	KRW	4,100,000	3.640	3 Month Certificate of Deposit Rate	1,902	—	1,902
UBS AG(b)	06/10/13	KRW	1,800,000	3.700	3 Month Certificate of Deposit Rate	4,970	—	4,970
UBS AG(a)	06/10/16	KRW	700,000	3.880	3 Month Certificate of Deposit Rate	(9,550)	—	(9,550)
Barclays Bank PLC(b)	07/05/13	MXN	40,500	5.480	28 Day Mexican Inter bank Rate	48,329	—	48,329
Barclays Bank PLC(b)	08/31/21	MXN	12,800	6.620	28 Day Mexican Inter bank Rate	15,577	—	15,577
Barclays Bank PLC(b)	09/20/21	MXN	7,900	6.790	28 Day Mexican Interbank Rate	16,843	—	16,843
Barclays Bank PLC(b)	06/20/21	NZD	1,000	4.980	3 Month BBR	29,954	—	29,954
Citibank NA(b)	08/18/16	NZD	3,200	4.173	3 Month BBR	34,990	—	34,990
Barclays Bank PLC(a)	10/25/21	PLN	4,000	4.960	6 Month WIBOR	(2,401)	—	(2,401)
UBS AG(b)	06/27/21	PLN	4,900	5.390	6 Month WIBOR	59,711	—	59,711
UBS AG(a)	06/27/26	PLN	3,600	5.280	6 Month WIBOR	(61,922)	—	(61,922)
Barclays Bank PLC(a)	04/11/13	SGD	4,500	0.875	6 Month SOR	(34,679)	—	(34,679)
Citibank NA(b)	04/21/13	SGD	4,500	0.755	6 Month SOR	25,938	—	25,938
HSBC Bank USA NA(a)	10/14/12	THB	30,000	2.730	6 Month BKIBOR	11	—	11
HSBC Bank USA NA(b)	10/14/16	THB	30,000	3.270	6 Month BKIBOR	(30)	—	(30)
Barclays Bank PLC(b)	06/17/16	ZAR	11,000	7.580	3 Month JIBAR	64,307	—	64,307
Bank of America NA(d)	08/10/13		15,000	NA	1 Daily effective federal funds rate	(18,626)	—	(18,626)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(d)	09/06/13	15,000	NA	1 Daily effective federal funds rate	$(9,953)	$—	$(9,953)
Barclays Bank PLC(a)	06/21/16	1,400	1.870%	3 Month LIBOR	(45,489)	—	(45,489)
Citibank NA(b)	04/20/13	3,900	0.825	3 Month LIBOR	17,409	—	17,409
Citibank NA(b)	05/15/37	485	3.116	3 Month LIBOR	14,191	—	14,191
Citibank NA(b)	05/15/37	485	3.087	3 Month LIBOR	11,664	—	11,664
Deutsche Bank AG(a)	09/14/16	660	1.206	3 Month LIBOR	1,167	—	1,167

					$1,121,486	$—	$1,121,486

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.
(c)	Fund pays 6 Month Yen LIBOR + spread and receives the 3 Month Yen LIBOR.
(d)	Fund received the Federal Funds Rate and pays the 3 month LIBOR.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Inflation swap agreements outstanding as of October 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Description	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	09/21/21	GBP	450	3.100%	UK Retail Price Index	$6,684	$—	$6,684
Barclays Bank PLC(b)	10/12/21	GBP	500	3.223	UK Retail Price Index	9,334	—	9,334
Barclays Bank PLC(a)	10/12/41	GBP	180	3.450	UK Retail Price Index	(3,578)	—	(3,578)

						$12,440	$—	$12,440

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	67

Portfolio of Investments

as of October 31, 2011 continued

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$104,625,458	$2,286,189
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	9,810,284	1,122,343
Residential Mortgage-Backed Securities	—	8,110,120	—
Bank Loans	—	4,117,676	437,679
Commercial Mortgage-Backed Securities	—	14,819,075	—
Corporate Bonds	—	56,845,213	—
Mortgage-Backed Security	—	5,271,875	—
Municipal Bonds	—	4,227,885	—
U.S. Government Agency Obligation	—	330,041	—
U.S. Treasury Securities	—	1,737,258	—
Preferred Stock	107,720	—	—
Affiliated Money Market Mutual Fund	7,919,488	—	—
Options Purchased	—	389,134	—
Other Financial Instruments*
Futures	(149,560)	—	—
Forward Foreign Currency Contracts	—	425,235	—
Currency Swap Agreements	—	(489,831)	—
Interest Rate Swap Agreements	—	1,121,486	—
Inflation Swap Agreements	—	12,440	—
Credit Default Swap Agreements	—	121,615	(3,481)

Total	$7,877,648	$211,474,964	$3,842,730

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Foreign Bonds	Non- Residential Mortgage- Backed Securities	Bank Loans	Credit Default Swap
Balance as of 10/31/10	$—	$307,180	$271,500	$—
Realized gain (loss)	—	—	—	— **
Change in unrealized appreciation (depreciation)***	130,479	(31,478)	(4,855)	1,105
Purchases	—	1,130,984	442,534	—
Sales	—	(445,372)	—	—
Accrued discount/premium	—	3,458	—	—
Transfers into Level 3	2,155,710	157,571		(4,586)
Transfers out of Level 3	—	—	(271,500)	—

Balance as of 10/31/11	$2,286,189	$1,122,343	$437,679	$(3,481)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized loss incurred during the period for the other financial instruments was $2,484.
***	Of which, $95,251 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one foreign bond, one non-residential mortgage-backed security and one credit default swap transferred into Level 3 as a result of using a single broker quote.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	69

Portfolio of Investments

as of October 31, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 was as follows:

Sovereigns	36.1%
Banking	7.9
Commercial Mortgage-Backed Securities	6.7
Non-Residential Mortgage-Backed Securities	4.9
Non-Corporate Foreign Agency	4.5
Residential Mortgage-Backed Securities	3.7
Affiliated Money Market Mutual Fund	3.6
Mortgage-Backed Security	2.4
Cable	2.3
Media & Entertainment	2.3
Municipal Bonds	1.9
Foods	1.8
Non-Captive Finance	1.8
Insurance	1.7
Telecommunications	1.4
Capital Goods	1.3
Electric	1.3
Metals	1.3
Technology	1.3
Energy—Other	1.2
Healthcare & Pharmaceutical	1.1
Gaming	0.9
Retailers	0.9
Chemicals	0.8%
U.S. Treasury Securities	0.8
Paper	0.7
Building Materials & Construction	0.6
Consumer	0.6
Lodging	0.6
Pipelines & Other	0.6
Tobacco	0.6
Automotive	0.5
Real Estate Investment Trusts	0.5
Healthcare Insurance	0.4
Packaging	0.4
Foreign Local Government	0.3
Airlines	0.2
Energy—Integrated	0.2
Options	0.2
U.S. Government Agency Obligation	0.2
Aerospace & Defense	0.1

100.6
Liabilities in excess of other assets	(0.6)

Net Assets	100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

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Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$265,362		Unrealized depreciation on swap agreements	$147,228
Credit contracts	Premiums paid for swap agreements	155,246		Premiums received for swap agreements	1,425,138
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,806,837		Unrealized depreciation on forward foreign currency contracts	4,381,602
Foreign exchange contracts	Unaffiliated investments	389,134		—	—
Interest rate contracts	Due to broker—variation margin	168,140	*	Due to broker—variation margin	317,700	*
Interest rate contracts	Premiums paid for swap agreements	681		Premiums received for swap agreements	295,665
Interest rate contracts	Unrealized appreciation on swap agreements	1,599,138		Unrealized depreciation on swap agreements	955,043

Total		$7,384,538			$7,522,376

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(133,992)	$(133,992)
Foreign exchange contracts	(669,839)	—	—	1,458,119	—	788,280
Interest rate contracts	(146,124)	106,693	(100,390)	—	888,210	748,389

	$(815,963)	$106,693	$(100,390)	$1,458,119	$754,218	$1,402,677

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	71

Portfolio of Investments

as of October 31, 2011 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Futures	Forward Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$343,968	$343,968
Foreign exchange contracts	(570,633)	—	(108,142)	—	(678,775)
Interest rate contracts	—	152,813	—	617,557	770,370

	$(570,633)	$152,813	$(108,142)	$961,525	$435,563

For the year ended October 31, 2011, the Fund’s average volume of derivative activities are as follows:

Options Purchased (Cost)	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)	Forward Currency Contracts— Sold (Value at Settlement Date Receivable)
$661,568	$40,036,444	$28,128,757	$164,516,505	$68,121,185

Currency Swaps (Notional Amount in USD (000))	Inflation Swaps (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$2,994	$825	$98,048	$6,011	$1,900

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential Global Total Return Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value:
Unaffiliated Investments (cost $207,539,696)	$214,237,950
Affiliated Investments (cost $7,919,488)	7,919,488
Cash	165,029
Foreign currency, at value (cost $326,703)	329,668
Receivable for investments sold	16,476,874
Receivable for Fund shares sold	6,084,732
Unrealized appreciation on forward foreign currency contracts	4,806,837
Dividends and interest receivable	2,790,619
Unrealized appreciation on swap agreements	1,864,500
Premiums paid for swap agreements	155,927
Foreign tax reclaim receivable	26,238
Prepaid expenses and other assets	20,432

Total assets	254,878,294

Liabilities
Payable for investments purchased	24,070,059
Unrealized depreciation on forward foreign currency contracts	4,381,602
Premiums received for swap agreements	1,720,803
Unrealized depreciation on swap agreements	1,102,271
Payable for Fund shares reacquired	1,041,905
Payable to custodian	702,293
Dividends payable	624,493
Accrued expenses	160,885
Management fee payable	104,889
Due to broker—variation margin	87,067
Distribution fee payable	50,743
Affiliated transfer agent fee payable	19,146

Total liabilities	34,066,156

Net Assets	$220,812,138

Net assets were comprised of:
Common stock, at par	$315,802
Paid-in capital in excess of par	222,586,748

222,902,550
Undistributed net investment income	222,200
Accumulated net realized loss on investment and foreign currency transactions	(10,002,296)
Net unrealized appreciation on investments and foreign currencies	7,689,684

Net assets, October 31, 2011	$220,812,138

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($154,055,982 ÷ 22,041,179 shares of common stock issued and outstanding)	$6.99
Maximum sales charge (4.50% of offering price)	0.33

Maximum offering price to public	$7.32

Class B
Net asset value, offering price and redemption price per share ($5,017,587 ÷ 718,062 shares of common stock issued and outstanding)	$6.99

Class C
Net asset value, offering price and redemption price per share ($19,408,131 ÷ 2,784,279 shares of common stock issued and outstanding)	$6.97

Class Z
Net asset value, offering price and redemption price per share ($42,330,438 ÷ 6,036,656 shares of common stock issued and outstanding)	$7.01

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	75

Statement of Operations

Year Ended October 31, 2011

Net Investment Income
Income
Interest (net of foreign withholding taxes of $2,845)	$6,981,011
Affiliated dividend income	23,073
Unaffiliated dividend income	8,422

Total income	7,012,506

Expenses
Management fee	985,280
Distribution fee—Class A	313,232
Distribution fee—Class B	34,651
Distribution fee—Class C	94,961
Transfer agent’s fees and expenses (including affiliated expense of $90,600)	251,000
Custodian’s fees and expenses	240,000
Registration fees	81,000
Reports to shareholders	64,000
Audit fee	55,000
Legal fees and expenses	24,000
Directors’ fees	13,000
Insurance	3,000
Loan Interest expense (Note 7)	100
Miscellaneous	12,843

2,172,067
Less: Expense subsidy (Note 2)	(61,719)

Net expenses	2,110,348

Net investment income	4,902,158

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	934,604
Foreign currency transactions	2,529,631
Financial futures transactions	(100,390)
Swap agreement transactions	754,218
Options written transactions	106,693

4,224,756

Net change in unrealized appreciation (depreciation) on:
Investments	(4,535,571)
Foreign currencies	(136,462)
Financial futures contracts	152,813
Swap agreements	961,525

(3,557,695)

Net gain on investments	667,061

Net Increase In Net Assets Resulting From Operations	$5,569,219

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations:
Net investment income	$4,902,158	$4,857,125
Net realized gain on investment and foreign currency transactions	4,224,756	8,336,463
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,557,695)	3,512,078

Net increase in net assets resulting from operations	5,569,219	16,705,666

Dividends (Note 1)
Dividends from net investment income*
Class A	(11,986,132)	(11,348,569)
Class B	(287,550)	(286,286)
Class C	(672,964)	(427,904)
Class Z	(833,079)	(406,877)

	(13,779,725)	(12,469,636)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	121,323,623	20,668,285
Net asset value of shares issued in reinvestment of dividends	10,491,832	9,487,962
Cost of shares reacquired	(40,769,594)	(21,265,950)

Net increase in net assets from Fund share transactions	91,045,861	8,890,297

Total increase	82,835,355	13,126,327

Net Assets:
Beginning of year	137,976,783	124,850,456

End of year(a)	$220,812,138	$137,976,783

(a) Includes undistributed net investment income of:	$222,200	$5,380,343

*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	77

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund’s investment objective is to seek total return made up of current income and capital appreciation. The Fund is a non-diversified fund.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sales price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with

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similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

Prudential Global Total Return Fund, Inc.	79

Notes to Financial Statements

continued

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value

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caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the

Prudential Global Total Return Fund, Inc.	81

Notes to Financial Statements

continued

premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default, interest rate and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of

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protection against defaults of the issuers. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest

Prudential Global Total Return Fund, Inc.	83

Notes to Financial Statements

continued

rates, applied to a notional principal amount for a specified period. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Inflation Swaps: The Fund entered into inflation swap agreements to provide a measure of protection against the effect of inflation on yield. Inflation swap agreements involve two parties exchanging cash flows at a later date at rates related to inflation indices.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the

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transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements. As of October 31, 2011, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Prior to March 21, 2011, the Fund paid dividends of net investment income quarterly. Distributions of net realized capital and currency gains, if any, are paid annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Prudential Global Total Return Fund, Inc.	85

Notes to Financial Statements

continued

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to $1 billion and .60% of such assets in excess of $1 billion. The effective management fee rate was .65% for the year ended October 31, 2011.

PI has voluntarily agreed to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of the Class A, B, C, and Z shares, respectively, which for the year ended October 31, 2011 amounted to $61,719.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Class Q has not yet commenced operations.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Through February 28, 2013, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares. Through February 28, 2011, PIMS had contractually agreed to limit such fees to .75% of the average daily net assets of the Class C shares.

PIMS has advised the Fund that it has received $280,196 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2011, it received $25,365, $7,912 and $4,548 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2011 aggregated $302,897,451 and $219,509,571, respectively.

Prudential Global Total Return Fund, Inc.	87

Notes to Financial Statements

continued

Transactions in options written during the year ended October 31, 2011, were as follows:

	Contracts	Premiums Received
Options outstanding at October 31, 2010	—	$—
Options written	40	120,534
Options terminated in closing purchase transactions	(40)	(120,534)
Options expired	—	—

Options outstanding at October 31, 2011	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $3,719,424, due to reclassification of foreign currency gain, reclass of paydown and swap gain (loss), differences in the treatment of premium amortization and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2011 and 2010, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $13,779,725 and $12,469,636 of ordinary income, respectively.

As of October 31, 2011, the Fund had accumulated undistributed ordinary income on a tax basis of $1,621,289.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$217,223,591	$7,273,984	$(2,340,137)	$4,933,847	$725,548	$5,659,395

The differences between book and tax basis are primarily attributable to the deferred losses on wash sales, deferred losses on foreign currencies and difference in the treatment of amortization of premiums. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, options and futures, forward currency transactions and mark-to-market of receivables and payables.

For the federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2011, of approximately $9,371,000 of which $1,849,000 expires in 2014, $280,000 expires in 2015, $4,767,000 expires in 2016 and $2,475,000 expires in 2017. The Fund utilized approximately $403,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Global Total Return Fund, Inc.	89

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, although the CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares or from Class Z to Class A shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class Q and Class Z, each of which consists of 500 million, 200 million, 400 million, 400 million and 500 million authorized shares, respectively.

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Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	7,683,370	$53,906,696
Shares issued in reinvestment of dividends	1,390,175	9,175,646
Shares reacquired	(3,453,560)	(23,759,306)

Net increase (decrease) in shares outstanding before conversion	5,619,985	39,323,036
Shares issued upon conversion from Class B and Z	81,431	565,187
Shares reacquired upon conversion into Class Z	(313,082)	(2,212,938)

Net increase (decrease) in shares outstanding	5,388,334	$37,675,285

Year ended October 31, 2010:
Shares sold	1,713,037	$11,908,197
Shares issued in reinvestment of dividends	1,281,011	8,566,590
Shares reacquired	(2,306,028)	(15,789,823)

Net increase (decrease) in shares outstanding before conversion	688,020	4,684,964
Shares issued upon conversion from Class B	50,664	348,663

Net increase (decrease) in shares outstanding	738,684	$5,033,627

Class B
Year ended October 31, 2011:
Shares sold	442,894	$3,077,125
Shares issued in reinvestment of dividends	33,384	219,464
Shares reacquired	(137,775)	(945,525)

Net increase (decrease) in shares outstanding before conversion	338,503	2,351,064
Shares reacquired upon conversion into Class A	(67,402)	(467,056)

Net increase (decrease) in shares outstanding	271,101	$1,884,008

Year ended October 31, 2010:
Shares sold	222,353	$1,546,827
Shares issued in reinvestment of dividends	33,534	224,146
Shares reacquired	(164,189)	(1,108,733)

Net increase (decrease) in shares outstanding before conversion	91,698	662,240
Shares reacquired upon conversion into Class A	(50,738)	(348,663)

Net increase (decrease) in shares outstanding	40,960	$313,577

Class C
Year ended October 31, 2011:
Shares sold	2,284,453	$15,761,032
Shares issued in reinvestment of dividends	80,049	529,276
Shares reacquired	(417,012)	(2,853,362)

Net increase (decrease) in shares outstanding	1,947,490	$13,436,946

Year ended October 31, 2010:
Shares sold	455,034	$3,190,267
Shares issued in reinvestment of dividends	52,235	347,794
Shares reacquired	(261,183)	(1,774,953)

Net increase (decrease) in shares outstanding	246,086	$1,763,108

Prudential Global Total Return Fund, Inc.	91

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2011:
Shares sold	6,896,780	$48,578,770
Shares issued in reinvestment of dividends	84,288	567,446
Shares reacquired	(1,911,714)	(13,211,401)

Net increase (decrease) in shares outstanding before conversion	5,069,354	35,934,815
Shares issued upon conversion from Class A	312,475	2,212,938
Shares reacquired upon conversion into Class A	(14,089)	(98,131)

Net increase (decrease) in shares outstanding	5,367,740	$38,049,622

Year ended October 31, 2010:
Shares sold	560,270	$4,022,994
Shares issued in reinvestment of dividends	52,099	349,432
Shares reacquired	(378,248)	(2,592,441)

Net increase (decrease) in shares outstanding	234,121	$1,779,985

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed on substantially similar terms with an increase in the amount of commitment to $900 million.

The Fund utilized the line of credit during the year ended October 31, 2011. The average daily balance for the 7 days that the Fund had loans outstanding during the year was approximately $349,000, borrowed at a weighted average interest rate of 1.47%. At October 31, 2011, the Fund did not have an outstanding loan amount.

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Note 8. Dividends to Shareholders

Subsequent to the fiscal year end and in addition to the monthly dividends paid by the Fund, the Fund declared ordinary income dividends on December 21, 2011 to shareholders of record on December 22, 2011. The ex-dividend date was December 23, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0487
Class B	$0.0487
Class C	$0.0487
Class Z	$0.0487

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Global Total Return Fund, Inc.	93

Financial Highlights

Class A Shares
	Year Ended October 31,								Ten Months Ended October 31,		Year Ended December 31,
	2011		2010		2009		2008		2007(b)		2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.42		$7.20		$5.76		$7.00		$6.69		$6.51
Income (loss) from investment operations:
Net investment income	.23		.27		.30		.31		.20		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		.66		1.46		(1.11)		.32		.16
Total from investment operations	.28		.93		1.76		(.80)		.52		.35
Less Dividends
Dividends from net investment income*	(.71)		(.71)		(.32)		(.44)		(.21)		(.17)
Net asset value, end of period	$6.99		$7.42		$7.20		$5.76		$7.00		$6.69
Total Return(c):	4.60%		14.25%		31.42%		(12.19)%		7.81%		5.66%

Ratios/Supplemental Data:
Net assets, end of period (000)	$154,056		$123,507		$114,554		$97,894		$122,811		$131,477
Average net assets (000)	$125,292		$112,110		$103,462		$119,545		$123,600		$139,865
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(d)	1.35%	(e)	1.35%	(e)	1.35%	(e)	1.36%	(e)	1.36%	(e)(f)	1.36%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(e)	1.10%	(e)	1.10%	(e)	1.11%	(e)	1.11%	(e)(f)	1.11%	(e)
Net investment income	3.28%	(e)	3.97%	(e)	4.78%	(e)	4.55%	(e)	3.63%	(e)(f)	2.87%	(e)
For Class A, B, C and Z shares:
Portfolio turnover rate	203%		117%		164%		292%		234%	(g)	233%

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2013.

(e) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 1.35% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.42%, 1.17% and 2.81%, respectively, for the year ended December 31, 2006, 1.37%, 1.12% and 3.62%, respectively, for the ten-month period ended October 31, 2007, 1.44%, 1.19% and 4.47%, respectively, for the year ended October 31, 2008, 1.51%, 1.26% and 4.62%, respectively, for the year ended October 31, 2009, 1.42%, 1.17% and 3.90%, respectively, for the year ended October 31, 2010 and 1.39%, 1.14% and 3.24%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

(h) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class B Shares
	Year Ended October 31,								Ten Months Ended October 31,		Year Ended December 31,
	2011		2010		2009		2008		2007(b)		2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.41		$7.19		$5.76		$6.98		$6.69		$6.51
Income (loss) from investment operations:
Net investment income	.17		.22		.25		.26		.16		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		.66		1.45		(1.10)		.30		.17
Total from investment operations	.23		.88		1.70		(.84)		.46		.31
Less Dividends
Dividends from net investment income*	(.65)		(.66)		(.27)		(.38)		(.17)		(.13)
Net asset value, end of period	$6.99		$7.41		$7.19		$5.76		$6.98		$6.69
Total Return(c):	3.86%		13.40%		30.25%		(12.67)%		7.06%		4.90%

Ratios/Supplemental Data:
Net assets, end of period(000)	$5,018		$3,312		$2,920		$3,275		$3,508		$3,874
Average net assets (000)	$3,465		$3,082		$2,927		$3,957		$3,627		$4,726
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	2.10%	(d)	2.10%	(d)	2.10%	(d)	2.11%	(d)	2.11%	(d)(e)	2.11%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.10%	(d)	1.11%	(d)	1.11%	(d)(e)	1.11%	(d)
Net investment income	2.52%	(d)	3.23%	(d)	4.03%	(d)	3.80%	(d)	2.86%	(d)(e)	2.09%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 2.10% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.17%, 1.17% and 2.03%, respectively, for the year ended December 31, 2006, 2.12%, 1.12% and 2.86%, respectively, for the ten-month period ended October 31, 2007, 2.19%, 1.19%, 3.72%, respectively, for the year ended October 31, 2008, 2.26%, 1.26% and 3.87%, respectively, for the year ended October 31, 2009, 2.17%, 1.17% and 3.16%, respectively, for the year ended October 31, 2010 and 2.14%, 1.14% and 2.48%, respectively, for the year ended October 31, 2011.

(e) Annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	95

Financial Highlights

continued

Class C Shares
	Year Ended October 31,								Ten Months Ended October 31,		Year Ended December 31,
	2011		2010		2009		2008		2007(b)		2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.39		$7.17		$5.74		$6.97		$6.68		$6.50
Income (loss) from investment operations:
Net investment income	.17		.23		.27		.28		.17		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		.67		1.45		(1.10)		.31		.17
Total from investment operations	.24		.90		1.72		(.82)		.48		.33
Less Dividends
Dividends from net investment income*	(.66)		(.68)		(.29)		(.41)		(.19)		(.15)
Net asset value, end of period	$6.97		$7.39		$7.17		$5.74		$6.97		$6.68
Total Return(c):	4.00%		13.75%		30.73%		(12.51)%		7.29%		5.11%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,408		$6,180		$4,236		$3,702		$2,277		$1,056
Average net assets (000)	$10,010		$4,563		$3,467		$3,974		$1,279		$1,470
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(d)	2.05%	(e)	1.85%	(e)	1.85%	(e)	1.86%	(e)	1.86%	(e)(f)	1.86%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(e)	1.10%	(e)	1.10%	(e)	1.11%	(e)	1.11%	(e)(f)	1.11%	(e)
Net investment income	2.56%	(e)	3.45%	(e)	4.28%	(e)	4.07%	(e)	3.17%	(e)(f)	2.34%	(e)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through February 28, 2011.

(e) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 2.10% (1.85% through February 28, 2011) of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.93%, 1.18% and 2.27%, respectively, for the year ended December 31, 2006, 1.87%, 1.12% and 3.32%, respectively, for the ten-month period ended October 31, 2007, 1.94%, 1.19% and 3.99%, respectively, for the year ended October 31, 2008, 2.01%, 1.26% and 4.12%, respectively, for the year ended October 31, 2009, 1.92%, 1.17% and 3.38%, respectively, for the year ended October 31, 2010 and 2.09%, 1.14% and 2.52%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended October 31,								Ten Months Ended October 31,		Year Ended December 31,
	2011		2010		2009		2008		2007(b)		2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.44		$7.22		$5.78		$7.02		$6.72		$6.53
Income (loss) from investment operations:
Net investment income	.22		.28		.32		.32		.21		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.67		1.45		(1.10)		.31		.17
Total from investment operations	.30		.95		1.77		(.78)		.52		.37
Less Dividends
Dividends from net investment income*	(.73)		(.73)		(.33)		(.46)		(.22)		(.18)
Net asset value, end of period	$7.01		$7.44		$7.22		$5.78		$7.02		$6.72
Total Return(c):	4.87%		14.49%		31.62%		(11.90)%		7.99%		5.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$42,330		$4,978		$3,141		$1,823		$2,163		$2,160
Average net assets (000)	$12,813		$3,507		$1,942		$2,147		$2,053		$3,212
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.10%	(d)	1.11%	(d)	1.11%	(d)(e)	1.11%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.10%	(d)	1.11%	(d)	1.11%	(d)(e)	1.11%	(d)
Net investment income	3.50%	(d)	4.25%	(d)	5.03%	(d)	4.78%	(d)	3.86%	(d)(e)	3.06%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.17%, 1.17% and 3.00%, respectively, for the year ended December 31, 2006, 1.12%, 1.12% and 3.85%, respectively, for the ten-month period ended October 31, 2007, 1.19%, 1.19% and 4.70%, respectively, for the year ended October 31, 2008, 1.26%, 1.26%, 4.88%, respectively, for the year ended October 31, 2009, 1.17%, 1.17% and 4.18%, respectively, for the year ended October 31, 2010 and 1.14%, 1.14% and 3.46%, respectively, for the year ended October 31, 2011.

(e) Annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	97

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Total Return Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the ten-month period ended October 31, 2007 and the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the ten-month period ended October 31, 2007 and the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end October 31, 2011 as to the federal tax status of distributions paid by the Fund during such year. We are advising you that during its fiscal period ended October 31, 2011, the Fund paid ordinary income dividends for Class A, Class B, Class C and Class Z shares of $0.71 per share, $0.65 per share, $0.66 per share and $0.73 per share, respectively, which are taxable as such.

For the year ended October 31, 2011, the Fund designates the maximum amount allowable but not less than 40.29% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2012, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2011.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 4.01% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

Prudential Global Total Return Fund, Inc.	99

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Global Total Return Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

* Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

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(1) The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; 2003; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Global Total Return Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Global Total Return Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (a custom peer group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe)1 was in the first quartile over the one-, three- and five-year periods, and in the fourth quartile over the 10-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflect any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile and that the Fund’s total expenses ranked in the fourth quartile. The Board considered PI’s assertion that relatively high global custodian fees were a significant factor in the Fund’s fourth quartile total expense ranking due to the Fund’s relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 1.100% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its

[1]

The Fund was compared to the group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe, although Lipper classifies the Fund in its Global Income Funds Performance Universe. The Fund was compared to the group of un-hedged mutual funds included in the Global Income Funds Performance Universe because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2010 exceeded the management fees paid by the Fund to PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	74439A103	74439A202	74439A301	74439A400

MF169E    0215376-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2011 and October 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $55,000 and $54,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	December 20, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2011